AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 28, 2001

                                                      REGISTRATION NOS. 333-5039
                                                                        811-7643

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -----------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                           SECURITIES ACT OF 1933                            |X|
                           PRE-EFFECTIVE AMENDMENT NO.

                         POST-EFFECTIVE AMENDMENT NO. 8                      |X|
                                     AND/OR

                             REGISTRATION STATEMENT
                                    UNDER THE

                         INVESTMENT COMPANY ACT OF 1940                      |X|
                                AMENDMENT NO. 10                             |X|

                        (Check appropriate box or boxes)
                               ------------------
                          PHOENIX-ABERDEEN SERIES FUND

               (Exact Name of Registrant as Specified in Charter)

                               ------------------

               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (Address of Principal Executive Offices) (Zip Code)
                C/O PHOENIX EQUITY PLANNING--SHAREHOLDER SERVICES
                                 (800) 243-1574
              (Registrant's Telephone Number, including Area Code)

                               ------------------

                               PAMELA S. SINOFSKY
                            ASSISTANT VICE PRESIDENT

                              AND ASSISTANT COUNSEL
                        PHOENIX INVESTMENT PARTNERS, LTD.
                               56 PROSPECT STREET
                        HARTFORD, CONNECTICUT 06115-0479
                     (name and address of Agent for Service)

                               ------------------


   It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
   |X| on November 28, 2001 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(i)
   [ ] on pursuant to  paragraph (a)(i)
   [ ] 75 days after filing pursuant to paragraph (a)(ii)
   [ ] on pursuant to paragraph (a)(ii) of Rule 485.

   If appropriate, check the following box:
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                          PHOENIX-ABERDEEN SERIES FUND


                  CROSS REFERENCE SHEET PURSUANT TO RULE 495(a)
                        UNDER THE SECURITIES ACT OF 1933


                                     PART A
                       INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                          PROSPECTUS CAPTION
-----------------------------                                          ------------------

1.    Front and Back Cover Pages................................       Cover Page, Back Cover Page
2.    Risk/Return Summary: Investments, Risks, Performance......       Investment Risk and Return Summary
3.    Risk/Return Summary: Fee Table............................       Fund Expenses
4.    Investment Objectives, Principal Investment Strategies,
        and Related Risks.......................................       Investment Risk and Return Summary
5.    Management's Discussion of Fund Performance...............       Performance Tables
6.    Management, Organization, and Capital Structure...........       Management of the Fund
7.    Shareholder Information...................................       Pricing of Fund Shares; Sales Charges; Your
                                                                       Account; How to Buy Shares; How to Sell Shares;
                                                                       Things to Know When Selling Shares; Account
                                                                       Policies; Investor Services; Tax Status of Distributions
8.    Distribution Arrangements.................................       Sales Charges
9.    Financial Highlights Information..........................       Financial Highlights

                                     PART B
           INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                          STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                          -------------------------------------------

10.   Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.   Fund History.............................................        The Fund
12.   Description of the Fund and Its Investment Risks.........        Investment Techniques and Risks; Investment
                                                                       Restrictions
13.   Management of the Fund...................................        Management of the Fund
14.   Control Persons and Principal Holders of Securities......        Management of the Fund
15.   Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                       Distribution Plans; Other Information
16.   Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.   Capital Stock and Other Securities......................         Other Information
18.   Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor

                                                                       Account Services; How to Redeem Shares; Tax
                                                                       Sheltered Retirement Plans

19.   Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.   Underwriters.............................................        The Distributor
21.   Calculation of Performance Data..........................        Performance Information
22.   Financial Statements.....................................        Financial Statements

                                                       PART C
              INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE APPROPRIATE ITEM, SO
                                 NUMBERED, IN PART C OF THIS REGISTRATION STATEMENT.

Phoenix Investment Partners

                                Prospectus

                                                               November 28, 2001






         --- Aberdeen

             Phoenix-Aberdeen
             Global Small Cap Fund

             Phoenix-Aberdeen
             New Asia Fund






                                      Neither the Securities and Exchange
                                      Commission nor any state securities
                                      commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                      This prospectus contains important
                                      information about Phoenix-Aberdeen Global
                                      Small Cap Fund and Phoenix-Aberdeen New
                                      Asia Fund that you should know before
                                      investing. Please read it carefully and
                                      retain it for future reference.

[logo] PHOENIX
       INVESTMENT PARTNERS, LTD.

       TABLE OF CONTENTS
--------------------------------------------------------------------------------

       Phoenix-Aberdeen Global Small Cap Fund
          Investment Risk and Return Summary...............................    1
          Fund Expenses....................................................    4
       Phoenix-Aberdeen New Asia Fund
          Investment Risk and Return Summary...............................    6
          Fund Expenses....................................................    9
       Additional Investment Techniques....................................   11
       Management of the Funds.............................................   12
       Pricing of Fund Shares..............................................   14
       Sales Charges.......................................................   15
       Your Account........................................................   17
       How to Buy Shares...................................................   18
       How to Sell Shares..................................................   19
       Things You Should Know When Selling Shares..........................   19
       Account Policies....................................................   21
       Investor Services...................................................   22
       Tax Status of Distributions.........................................   23
       Financial Highlights................................................   24




[triangle] Phoenix-
           Aberdeen
           Series
           Fund

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Phoenix-Aberdeen Global Small Cap Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the fund intends to invest at least 80% of its total assets in U.S. and foreign (non-U.S.) equity securities, primarily common stocks, of small-size companies.

> Under normal circumstance, at least 80% of the fund's net assets will be invested in three different countries at any one time.


> The fund's adviser is responsible for managing the fund's investment program and the general operations of the fund. The adviser uses a top-down, bottom-up approach that seeks growth at a reasonable price. The adviser selects the amount of assets to allocate to countries and geographic regions for investment based on the following factors:

       o prospects for relative economic growth among U.S. and foreign countries;

       o expected levels of inflation;

       o governmental policies influencing business decisions;

       o relative price levels of the various capital markets;

       o the outlook for currency relationships; and

       o the range of individual investment opportunities available.


> Within the designated country allocations, the adviser will use primary research to select individual securities based upon factors such as: industry growth, management strength and treatment of minority shareholders, financial soundness, market share, company valuation and earnings strength. The small-cap companies selected will generally have capitalizations of $1.5 billion or less at the time of acquisition.


> The adviser may allocate assets for investment in U.S. equity securities to Phoenix Investment Counsel, Inc., a subadviser to the fund. The subadviser uses a value-oriented approach, focusing on those companies with low price per earnings, low debt and above-average yield.

Temporary Investment Strategy: During adverse economic or market conditions, any part of the fund's assets may be held in cash or money market instruments, including but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this happens, the fund may not achieve its investment objective.

                                       Phoenix-Aberdeen Global Small Cap Fund  1

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk that you may lose your investment.

GENERAL

The value of the fund's investments that supports your share value can decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

FOREIGN INVESTING

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies such as:

        o less publicly available information about foreign countries;

        o political and economic instability within countries;

        o differences in financial reporting standards and transaction settlement systems;

        o the possibility of expropriation or confiscatory taxation; and

        o changes in investment or exchange regulations.

Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.

SMALL CAPITALIZATION COMPANIES

Companies with small capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

2  Phoenix-Aberdeen Global Small Cap Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Aberdeen Global Small Cap Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year.(1) The table shows how the fund's average annual returns for one year and for the life of the fund compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

         Calendar Year      Annual Return(%)
              1997               -2.65
              1998                1.38
              1999               41.29
              2000               14.13


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 22.75% (quarter ending December 31, 1999) and the lowest return for a quarter was -21.78% (quarter ending September 30, 1998). Year-to-date performance (through September 30, 2001) is -29.71%.

--------------------------------------------------------------------------------
Average Annual Total Returns
(for the periods ending 12/31/00(1)       One Year          Life of the Fund(2)
--------------------------------------------------------------------------------
   Class A Shares                           7.57%               11.19%
--------------------------------------------------------------------------------
   Class B Shares                           9.68%               11.57%
--------------------------------------------------------------------------------
   FT/S&P - Actuaries World Index
   Medium/Small Component(3)                7.54%               10.31%(4)
--------------------------------------------------------------------------------
   S&P 500 Composite                       -9.19%               18.39%
   Stock Price Index(5)

--------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Since September 4, 1996.

(3) The FT/S&P - Actuaries World Index Medium/Small Component is an unmanaged, broad-based measure of global small stock market total return performance. The Index's performance does not reflect sales charges.

(4) Index performance since September 30, 1996.

(5) The S&P 500 Composite Stock Price Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.

                                       Phoenix-Aberdeen Global Small Cap Fund  3

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS A                  CLASS B
                                                                   SHARES                    SHARES
                                                                   ------                    ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                       5.75%                     None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)            None                      5%(b)

Maximum Sales Charge (load) Imposed on Reinvested Dividends         None                      None

Redemption Fee                                                      None                      None

Exchange Fee                                                        None                      None
                                                          ----------------------------------------------------

                                                                   CLASS A                  CLASS B
                                                                   SHARES                    SHARES
                                                                   ------                    ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                     0.85%                     0.85%

Distribution and Service (12b-1) Fees(c)                            0.25%                     1.00%

Other Expenses                                                      1.33%                     1.33%
                                                                    ----                      ----
TOTAL ANNUAL FUND OPERATING EXPENSES(a)                             2.43%                     3.18%
                                                                    =====                     =====


(a) The fund's investment adviser has agreed to reimburse through November 30, 2002, other operating expenses to the extent that such expenses exceed 1.00% for each class of shares. Actual Total Annual Operating Expenses for the Fund, after expense reimbursement, were 2.10% for Class A Shares and 2.85% for Class B Shares.


(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


4  Phoenix-Aberdeen Global Small Cap Fund

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $807                 $1,289                 $1,796                $3,182
-----------------------------------------------------------------------------------------------------------------
   Class B                      $721                 $1,180                 $1,664                $3,313
-----------------------------------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class B                      $321                  $980                  $1,664                $3,313

-----------------------------------------------------------------------------------------------------------------

Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Funds" for information about expense reimbursement.

                                       Phoenix-Aberdeen Global Small Cap Fund  5

PHOENIX-ABERDEEN NEW ASIA FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Phoenix-Aberdeen New Asia Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the fund intends to invest at least 80% of its total assets in equity securities, primarily common stocks, of issuers located in at least three different countries throughout Asia, other than Japan.

> The fund's subadviser uses a bottom-up, top-down approach that seeks growth at a reasonable price.

> The subadviser's process begins by using primary research to select individual securities based upon factors such as: industry growth, management strength and treatment of minority shareholders, financial soundness, market share, company valuation and earnings strength.

> Primarily, investments will be in countries that have more established markets in regions of Asian countries; however, country or geographic region decisions are secondary to security selection. Factors considered when reviewing country and geographic region weightings include: prospects for relative economic growth among Asian countries; expected levels of inflation; governmental policies influencing business decisions; relative price levels of the various capital markets; the outlook for currency relationships; and the range of individual investment opportunities available.



Temporary Investment Strategy: Under abnormal market or economic conditions, the fund may invest up to 100% of its assets in domestic (U.S.) and foreign (non-U.S.) short-term money market instruments, including but not limited to, government obligations, certificates of deposit, commercial paper, short-term corporate debt securities and repurchase agreements. When this happens, the fund may not achieve its investment objective.

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.


6  Phoenix-Aberdeen New Asia Fund

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk that you may lose your investment.

GENERAL


The value of the fund's investments that supports your share value can decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.


Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

FOREIGN INVESTING

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies such as:

        o less publicly available information about foreign countries;

        o political and economic instability within countries;

        o differences in financial reporting standards and transaction settlement systems;

        o the possibility of expropriation or confiscatory taxation; and

        o changes in investment or exchange regulations.

Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.

ASIAN SECURITIES

In addition to the general risks of foreign investment, Asian markets may present a number of higher than normal risk factors. China in particular, as well as certain other Asian countries, may be subject to a greater degree of economic, political and social instability as compared to the United States. Generally, Asian securities exhibit greater price volatility, are less liquid and have smaller market capitalizations. Asian countries suffer from currency devaluation and higher rates of inflation. There is also substantial government intervention in the economies of Asian countries; however, there is less government supervision and regulation of the securities markets and the participants in those markets. Foreign investment in certain Asian securities markets is restricted or controlled to varying degrees. These restrictions and controls may preclude investment in certain securities and limit repatriation of income and invested capital. In addition, transaction costs will generally be higher in Asian countries than in the U.S.

                                               Phoenix-Aberdeen New Asia Fund  7

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Aberdeen New Asia Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year.(1) The table shows how the fund's average annual returns for one year and for the life of the fund compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

         Calendar Year      Annual Return(%)
              1997              -32.91
              1998               -2.05
              1999               50.97
              2000              -17.46


 (1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 28.64% (quarter ending June 30, 1999) and the lowest return for a quarter was -25.07% (quarter ending December 31, 1997). Year-to-date performance (through September 30, 2001) is -16.34%.

--------------------------------------------------------------------------------
   Average Annual Total Returns
   (for the periods ending 12/31/00)(1)           One Year   Life of the Fund(2)
--------------------------------------------------------------------------------
   Class A Shares                                 -22.21%           -5.63%
--------------------------------------------------------------------------------
   Class B Shares                                 -21.26%           -5.45%
--------------------------------------------------------------------------------
   Morgan Stanley Capital International All
   Country Asia Pacific Free (except Japan)       -29.97%           -8.58%(5)
   Index(3)(7)
--------------------------------------------------------------------------------
   Morgan Stanley Capital International All       -28.39%         -7.13%(5)
   Country Asia Pacific (except Japan) Index(4)
--------------------------------------------------------------------------------
   S&P 500 Composite Stock                         -9.19%           18.39%
   Price Index(6)

--------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Since September 4, 1996.


(3) Morgan Stanley Capital International All Country Asia Pacific Free (except Japan) Index is an unmanaged, commonly used measure of stock market performance in Asia and the Pacific Basin. The Index excludes those securities not available to foreign investors. The Index's performance does not reflect sales charges.

(4) Morgan Stanley Capital International All Country Asia Pacific (except Japan) Index is an unmanaged, commonly used measure of stock market performance in Asia and the Pacific Basin. The Index's performance does not reflect sales charges. MSCI discontinued this Index as of October 31, 2001.

(5) Index performance since September 30, 1996.

(6) The S&P 500 Composite Stock Price Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.

(7) The fund previously used the MSCI AC Asia Pacific (ex Japan) Index for comparison purposes; however, that Index was discontinued by MSCI as of October 31, 2001. Going forward, the fund will use the MSCI AC Asia Pacific Free (ex Japan) Index for comparison purposes.


8  Phoenix-Aberdeen New Asia Fund

FUND EXPENSES
--------------------------------------------------------------------------------
This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS A                  CLASS B
                                                                   SHARES                    SHARES
                                                                   ------                    ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                       5.75%                     None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)            None                      5%(b)

Maximum Sales Charge (load) Imposed on Reinvested Dividends         None                      None

Redemption Fee                                                      None                      None

Exchange Fee                                                        None                      None
                                                          ----------------------------------------------------

                                                                   CLASS A                  CLASS B
                                                                   SHARES                    SHARES
                                                                   ------                    ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                     0.85%                     0.85%

Distribution and Service (12b-1) Fees(c)                            0.25%                     1.00%

Other Expenses                                                      2.92%                     2.92%
                                                                    -----                     -----
TOTAL ANNUAL FUND OPERATING EXPENSES(a)                             4.02%                     4.77%
                                                                    =====                     =====

--------------
(a) The fund's investment adviser has agreed to reimburse through November 30, 2002, other operating expenses to the extent that such expenses exceed 1.00% for each class of shares. Actual Total Annual Operating Expenses for the Fund, after expense reimbursement, were 2.10% for Class A Shares and 2.85% for Class B Shares.


(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                               Phoenix-Aberdeen New Asia Fund  9

-----------------------------------------------------------------------------------------------------------------
   CLASS                                    1 YEAR            3 YEARS            5 YEARS           10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                                   $956             $1,728             $2,516             $4,555
-----------------------------------------------------------------------------------------------------------------
   Class B                                   $878             $1,636             $2,399             $4,678

-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                                    1 YEAR            3 YEARS            5 YEARS           10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class B                                   $478             $1,436             $2,399             $4,678

-----------------------------------------------------------------------------------------------------------------

Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Funds" for information about expense reimbursement.

10 Phoenix-Aberdeen New Asia Fund

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------
In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the funds each may engage in the following investment techniques:

CONVERTIBLE SECURITIES


The funds may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable non-convertible securities.


DEPOSITORY RECEIPTS

The funds may invest in American Depository Receipts (ADRs) and European Depository Receipts (EDRs). While investment in ADRs may eliminate some of the risk associated with foreign investments, it does not eliminate all the risks inherent in investing in securities of foreign issuers. ADRs, which are not sponsored by U.S. banks, and EDRs are subject to the same investment risks as foreign securities.

DERIVATIVES

The funds may use financial futures contracts and related options for hedging purposes. Derivatives may be less liquid than other securities and the counterparty to such transaction may not perform as expected. In addition, futures involve market risk in excess of their value, hedging transactions may limit returns, and premiums paid could be lost.

EMERGING MARKET INVESTING

The funds may invest in countries with markets that are not fully developed, so-called "emerging market countries." Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The funds may invest in forward foreign currency exchange contracts. Such contracts may limit potential exchange rate gains, may incur higher transaction costs and may not protect the fund against future currency exchange fluctuations as anticipated by the adviser.

                                                 Phoenix-Aberdeen Series Fund 11

ILLIQUID SECURITIES


Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the fund or entail expenses not normally associated with the sale of a security.


MUTUAL FUND INVESTING

The funds may invest in other mutual funds in order to take advantage of investment opportunities in certain countries where the funds otherwise would not have been able to invest. The assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.

OTHER EQUITY SECURITIES

The funds may invest in preferred stocks and warrants. Preferred stocks may not fully participate in dividends.

REPURCHASE AGREEMENTS

The funds may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the fund.

SECURITIES LENDING

The funds may loan portfolio securities to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.



MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


THE ADVISERS


Phoenix-Aberdeen International Advisors, LLC ("PAIA") is the investment adviser to the funds and is located at One American Row, Hartford, Connecticut. PAIA is jointly owned and managed by PM Holdings, Inc., a subsidiary of The Phoenix Companies, Inc. and Aberdeen Fund Managers, Inc. As of September 30, 2001, PAIA had assets under management of $37.9 million.


Phoenix Investment Counsel, Inc. ("Phoenix"), the domestic subadviser to the funds, is located at 56 Prospect Street, Hartford, Connecticut and has acted as an investment adviser for over

12 Phoenix-Aberdeen Series Fund
sixty years. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. As of September 30, 2001, Phoenix had $22.4 billion in assets under management.

Aberdeen Fund Managers, Inc. ("Aberdeen"), the foreign subadviser to the funds, is located at 300 S.E. 2nd Street, Ste. 820, Fort Lauderdale, FL 33301. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC based in Aberdeen, Scotland. Together with its subsidiaries, Aberdeen Asset Management PLC provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios, and through Aberdeen, U.S. mutual funds. Aberdeen has served as subadviser for Phoenix-Aberdeen New Asia Fund, Phoenix-Aberdeen Global Small Cap Fund and the Phoenix-Aberdeen New Asia Series of The Phoenix Edge Series Fund since their inception in 1996. Aberdeen has also served as subadviser to Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix-Aberdeen International Fund of Phoenix Multi-Portfolio Fund and the Phoenix-Aberdeen International Series of The Phoenix Edge Series Fund since 1998. As of September 30, 2001, Aberdeen Asset Management PLC had $50.9 billion in assets under management.


Subject to the direction of the funds' Board of Trustees, the adviser is responsible for managing the fund's investment program and the general operations of the funds. As compensation for its services to each fund, the adviser is entitled to a fee, payable monthly, at an annual rate of 0.85% of the average daily net assets of each fund. The adviser delegates certain investment decisions and functions to the subadvisers.

For providing cash management and other services to each fund as needed, PAIA pays a monthly fee to Phoenix equivalent to 0.15% of the average aggregate daily net asset value of each fund. For providing advisory services with respect to the funds' assets allocated from time to time by the adviser, PAIA pays a fee to Phoenix equivalent to 0.40% of the average daily net asset value of the assets of each fund so allocated.

For implementing certain portfolio transactions and providing research and other services to each fund, PAIA pays a monthly subadvisory fee to Aberdeen equivalent to 0.40% of the average aggregate daily net asset value of the New Asia Fund, and 0.40% of the average daily net asset value of such assets of the Global Small Cap Fund allocated to it by the adviser for management.


The funds' investment adviser has agreed to reimburse through November 30, 2002 other operating expenses of each fund to the extent that such expenses exceed 1.00% for each class of shares of each fund.

During the funds' last fiscal year, the funds paid total management fees of $339,429.


PORTFOLIO MANAGEMENT

The Global Small Cap Fund is managed by an investment committee which is primarily responsible for the day-to-day management of the fund's portfolio.

                                                 Phoenix-Aberdeen Series Fund 13

Hugh Young is the Portfolio Manager of the New Asia Fund and as such is primarily responsible for the day-to-day management of the fund's portfolio. Mr. Young has been employed as an Investment Director for Aberdeen since 1988. He is also Senior Vice President and Portfolio Manager for the Phoenix-Aberdeen New Asia Series of The Phoenix Edge Series Fund.




PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:


       o adding the values of all securities and other assets of the fund;

       o subtracting liabilities; and


       o dividing the result by the total number of outstanding shares of the fund.

Asset Value: The funds' investments are valued at market value. If market quotations are not available, the funds determine a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. Since the funds hold securities that are traded on foreign

14 Phoenix-Aberdeen Series Fund
exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the funds' shares may change on days when shareholders will not be able to purchase or redeem the funds' shares.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

Each fund presently offers two classes of shares. Each class of shares has different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.

WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

                                                 Phoenix-Aberdeen Series Fund 15

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares" below. This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.


INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES


The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").


SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                               SALES CHARGE AS
                                                               A PERCENTAGE OF
                                -----------------------------------------------------------------------
AMOUNT OF                                                                                        NET
TRANSACTION                                                  OFFERING                           AMOUNT
AT OFFERING PRICE                                             PRICE                            INVESTED
-------------------------------------------------------------------------------------------------------
Under $50,000                                                  5.75%                             6.10%
$50,000 but under $100,000                                     4.75                              4.99
$100,000 but under $250,000                                    3.75                              3.90
$250,000 but under $500,000                                    2.75                              2.83
$500,000 but under $1,000,000                                  2.00                              2.04
$1,000,000 or more                                             None                              None



DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES


Class B Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month.

16 Phoenix-Aberdeen Series Fund

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

 YEAR                1                2                3                 4                5                 6+
--------------------------------------------------------------------------------------------------------------
CDSC                 5%               4%               3%                2%               2%                0%



YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:


      o $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program. See below for more information on the Investo-Matic program.


      o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

      o $500 for all other accounts.

Minimum ADDITIONAL investments:

      o $25 for any account.

      o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.

STEP 2.

Your second choice will be what class of shares to buy. The funds offer two classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

                                                 Phoenix-Aberdeen Series Fund 17

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

      o Receive both dividends and capital gain distributions in additional shares;

      o Receive dividends in additional shares and capital gain distributions in cash;

      o Receive dividends in cash and capital gain distributions in additional shares; or

      o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.



HOW TO BUY SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

 Through a financial advisor        Contact your advisor. Some advisors may
                                    charge a fee and may set different minimum
                                    investments or limitations on buying
                                    shares.
--------------------------------------------------------------------------------
 Through the mail                   Complete a New Account Application and send
                                    it with a check payable to the fund. Mail
                                    them to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
--------------------------------------------------------------------------------
 By Federal Funds wire              Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------
 Through express delivery           Complete a New Account Application and send
                                    it with a check payable to the fund. Send
                                    them to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 66 Brooks Drive,
                                    Braintree, MA 02184.
--------------------------------------------------------------------------------
 By Investo-Matic                   Complete the appropriate section on the
                                    application and send it with your initial
                                    investment payable to the fund. Mail them
                                    to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
--------------------------------------------------------------------------------
 By telephone exchange              Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------

18 Phoenix-Aberdeen Series Fund

HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

--------------------------------------------------------------------------------
                                    TO SELL SHARES
--------------------------------------------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may
                                    charge a fee and may set different minimums
                                    on redemptions of accounts.
--------------------------------------------------------------------------------
Through the mail                    Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: State Street Bank, P.O. Box
                                    8301, Boston, MA 02266-8301. Be sure to
                                    include the registered owner's name, fund
                                    and account number, and number of shares or
                                    dollar value you wish to sell.
--------------------------------------------------------------------------------
Through express delivery            Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 66 Brooks Drive,
                                    Braintree, MA 02184. Be sure to include the
                                    registered owner's name, fund and account
                                    number, and number of shares or dollar
                                    value you wish to sell.
--------------------------------------------------------------------------------
By telephone                        For sales up to $50,000, requests can be
                                    made by calling (800) 243-1574.
--------------------------------------------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial

                                                 Phoenix-Aberdeen Series Fund 19
advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

      Send a clear letter of instructions if all of these apply:

      o The proceeds do not exceed $50,000.

      o The proceeds are payable to the registered owner at the address on record.

      Send a clear letter of instructions with a signature guarantee when any of these apply:

      o You are selling more than $50,000 worth of shares.

      o The name or address on the account has changed within the last 60 days.

      o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

20 Phoenix-Aberdeen Series Fund

ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE


For 180 days after you sell your Class A Shares or Class B Shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.


Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS


Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


EXCHANGE PRIVILEGES

You should read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at www.phoenixinvestments.com.


      o You may exchange shares for another fund in the same class of shares; e.g., Class A Shares for Class A Shares. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.


      o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

      o The amount of the exchange must be equal to or greater than the minimum initial investment required.

      o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

      o Because excessive trading can hurt fund performance and harm other shareholders, the funds reserve the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The funds' underwriter has entered into agreements with certain timing firms permitting

                                                 Phoenix-Aberdeen Series Fund 21
        them to exchange by telephone. These privileges are limited, and the funds' distributor has the right to reject or suspend them.

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.



INVESTOR SERVICES
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.

22 Phoenix-Aberdeen Series Fund

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.
--------------------------------------------------------------------------------
   FUND                                                    DIVIDEND PAID
--------------------------------------------------------------------------------
   Global Small Cap Fund                                    Semiannually
--------------------------------------------------------------------------------
   New Asia Fund                                            Semiannually
--------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

                                                 Phoenix-Aberdeen Series Fund 23

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These tables are intended to help you understand the funds' financial performance for the life of the funds. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                                                                         CLASS A
                                          ----------------------------------------------------------------------

                                                                                                    FROM
                                                                                                  INCEPTION
                                                            YEAR ENDED JULY 31,                   9/4/96 TO
                                              2001          2000         1999          1998        7/31/97
                                           ----------    ----------   ----------    ----------   ----------
Net asset value, beginning of period         $13.69        $ 9.96       $10.11         $11.08       $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)            (0.07)        (0.12)       (0.04)         (0.07)       (0.03)
   Net realized and unrealized gain (loss)    (1.66)         3.85         0.52           0.14         1.11
                                             ------        ------       ------         ------       ------
     TOTAL FROM INVESTMENT OPERATIONS         (1.73)         3.73         0.48           0.07         1.08
                                             ------        ------       ------         ------       ------
LESS DISTRIBUTIONS
   Dividends from net realized gains          (2.41)           --        (0.27)         (0.89)          --
   In excess of net realized gains            (0.20)           --        (0.36)            --           --
   In excess of net investment income            --            --           --          (0.15)          --
                                             ------        ------       ------         ------       ------
     TOTAL DISTRIBUTIONS                      (2.61)           --        (0.63)         (1.04)          --
                                             ------        ------       ------         ------       ------
Change in net asset value                     (4.34)         3.73        (0.15)         (0.97)        1.08
                                             ------        ------       ------         ------       ------
NET ASSET VALUE, END OF PERIOD               $ 9.35        $13.69       $ 9.96         $10.11       $11.08
                                             ======        ======       ======         ======       ======
Total return(2)                              (14.82)%       37.45%        5.99%          1.86%       10.80%(4)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)    $15,793       $21,221      $14,626        $17,781      $23,874
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(5)                       2.10%         2.10%        2.10%          2.10%        2.10%(3)
   Net investment income (loss)               (0.59)%       (0.84)%      (0.50)%        (0.65)%      (0.32)%(3)
Portfolio turnover                              128%          112%          81%           212%         162%(4)

---------------------------------
(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized.
(4) Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.43%, 2.32%, 2.36%, 2.37% and 2.61% for the period ended July 31, 2001, 2000,
    1999, 1998 and 1997, respectively.


24 Phoenix-Aberdeen Series Fund

--------------------------------------------------------------------------------
PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                                                                         CLASS B
                                            ------------------------------------------------------------------

                                                                                                    FROM
                                                                                                  INCEPTION
                                                            YEAR ENDED JULY 31,                   9/4/96 TO
                                              2001          2000         1999          1998        7/31/97
                                           ----------    ----------   ----------    ----------   ----------
Net asset value, beginning of period         $13.32        $ 9.77       $10.00         $11.00       $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)            (0.16)        (0.22)       (0.11)         (0.14)       (0.10)
   Net realized and unrealized gain (loss)    (1.62)         3.77         0.51           0.14         1.10
                                             ------        ------       ------         ------       ------
     TOTAL FROM INVESTMENT OPERATIONS         (1.78)         3.55         0.40             --         1.00
                                             ------        ------       ------         ------       ------
LESS DISTRIBUTIONS
   Dividends from net realized gains          (2.41)           --        (0.27)         (0.89)          --
   In excess of net realized gains            (0.20)           --        (0.36)            --           --
   In excess of net investment income            --            --           --          (0.11)          --
                                             ------        ------       ------         ------       ------
     TOTAL DISTRIBUTIONS                      (2.61)           --        (0.63)         (1.00)          --
                                             ------        ------       ------         ------       ------
Change in net asset value                     (4.39)         3.55        (0.23)         (1.00)        1.00
                                             ------        ------       ------         ------       ------
NET ASSET VALUE, END OF PERIOD               $ 8.93        $13.32       $ 9.77         $10.00       $11.00
                                             ======        ======       ======         ======       ======
Total return(2)                              (15.75)%       36.34%        5.22%          1.12%       10.00%(4)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)     $8,444       $11,138       $8,673        $12,123      $17,658
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(5)                       2.85%         2.85%        2.85%          2.85%        2.85%(3)
   Net investment income (loss)               (1.35)%       (1.60)%      (1.26)%        (1.40)%      (1.07)%(3)
Portfolio turnover                              128%          112%          81%           212%         162%(4)



PHOENIX-ABERDEEN NEW ASIA SERIES
                                                                        CLASS A
                                          --------------------------------------------------------------------

                                                                                                    FROM
                                                                                                  INCEPTION
                                                            YEAR ENDED JULY 31,                   9/4/96 TO
                                              2001          2000         1999          1998        7/31/97
                                           ----------    ----------   ----------    ----------   ----------
Net asset value, beginning of period         $ 8.58        $ 8.23       $ 5.45         $10.44       $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (1)                   0.08          0.15         0.07           0.06         0.09(7)
   Net realized and unrealized gain (loss)    (1.25)         0.20         2.78          (4.75)        0.41
                                             ------        ------       ------         ------       ------
     TOTAL FROM INVESTMENT OPERATIONS         (1.17)         0.35         2.85          (4.69)        0.50
                                             ------        ------       ------         ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.16)           --        (0.01)         (0.10)       (0.06)
   In excess of net investment income            --            --        (0.06)         (0.20)          --
                                             ------        ------       ------         ------       ------
     TOTAL DISTRIBUTIONS                      (0.16)           --        (0.07)         (0.30)       (0.06)
                                             ------        ------       ------         ------       ------
Change in net asset value                     (1.33)         0.35         2.78          (4.99)        0.44
                                             ------        ------       ------         ------       ------
NET ASSET VALUE, END OF PERIOD               $ 7.25        $ 8.58       $ 8.23         $ 5.45       $10.44
                                             ======        ======       ======         ======       ======
Total return(2)                              (13.60)%        4.25%       52.94%        (45.29)%       4.98%(4)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)     $6,772        $9,638       $9,068         $6,352      $13,355
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(6)                       2.10%         2.10%        2.10%          2.10%        2.10%(3)
   Net investment income                       0.97%         1.63%        1.03%          0.89%        0.95%(3)
Portfolio turnover                               58%           67%          38%            44%           9%(4)

---------------------------------
(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized.
(4) Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.18%, 3.07%, 3.11%, 3.12% and 3.36% for the periods ended July 31, 2001, 2000,
    1999, 1998 and 1997, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 4.02%, 3.41%, 3.20%, 3.52% and 3.76% for the periods ended July 31, 2001, 2000,
    1999, 1998 and 1997, respectively.
(7) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.


                                                 Phoenix-Aberdeen Series Fund 25

--------------------------------------------------------------------------------

PHOENIX-ABERDEEN NEW ASIA SERIES

                                                                        CLASS B
                                          --------------------------------------------------------------------

                                                                                                    FROM
                                                                                                  INCEPTION
                                                            YEAR ENDED JULY 31,                   9/4/96 TO
                                              2001          2000         1999          1998        7/31/97
                                           ----------    ----------   ----------    ----------   ----------
Net asset value, beginning of period         $ 8.41        $ 8.13       $ 5.40         $10.39       $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income)(1)                   0.02          0.08         0.02           0.01         0.01(6)
   Net realized and unrealized gain (loss)    (1.22)         0.20         2.75          (4.73)        0.43
                                             ------        ------       ------         ------       ------
     TOTAL FROM INVESTMENT OPERATIONS         (1.20)         0.28         2.77          (4.72)        0.44
                                             ------        ------       ------         ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.09)           --           --          (0.09)       (0.05)
   In excess of net investment income            --            --        (0.04)         (0.18)          --
                                             ------        ------       ------         ------       ------
     TOTAL DISTRIBUTIONS                      (0.09)           --        (0.04)         (0.27)       (0.05)
                                             ------        ------       ------         ------       ------
Change in net asset value                     (1.29)         0.28         2.73          (4.99)        0.39
                                             ------        ------       ------         ------       ------
NET ASSET VALUE, END OF PERIOD               $ 7.12        $ 8.41       $ 8.13         $ 5.40       $10.39
                                             ======        ======       ======         ======       ======
Total return(2)                              (14.17)%        3.44%       51.68%        (45.83)%       4.37%(4)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)     $2,473        $3,317       $3,481         $2,756       $6,416
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(5)                       2.85%         2.85%        2.85%          2.85%        2.85%(3)
   Net investment income                       0.21%         0.83%        0.03%          0.18%        0.06%(3)
Portfolio turnover                               58%           67%          38%            44%           9%(4)

---------------------------------
(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized.
(4) Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 4.78%, 4.15%, 3.95%, 4.27% and 4.51% for the periods ended July 31, 2001, 2000,
    1999, 1998 and 1997, respectively.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.



26 Phoenix-Aberdeen Series Fund

       PHOENIX EQUITY PLANNING CORPORATION
       P.O. Box 150480
       Hartford, CT 06115-0480


[logo] PHOENIX
       INVESTMENT PARTNERS


       For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or www.phoenixinvestments.com.


       ADDITIONAL INFORMATION
       You can find more information about the funds in the following documents:

       ANNUAL AND SEMIANNUAL REPORTS
       Annual and semiannual reports contain more information about the funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

       STATEMENT OF ADDITIONAL INFORMATION (SAI)
       The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus.

       You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P. O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting www.phoenixinvestments.com to send an email request.

       Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at http://www.sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

       Mutual Fund Services: 1-800-243-1574              Telephone Orders: 1-800-367-5877
       Advisor Consulting Group: 1-800-243-4361          Text Telephone: 1-800-243-1926


       Investment Company Act File No. 811-7643
       PXP 147 (11/01)

                         PHOENIX-ABERDEEN NEW ASIA FUND

                     PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND


                                101 Munson Street
                              Greenfield, MA 01301



                       STATEMENT OF ADDITIONAL INFORMATION

                                November 28, 2001

   This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of the Phoenix-Aberdeen Series Fund (the "Trust"), dated November 28, 2001, and should be read in conjunction with it. The Trust's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning" or the "Distributor") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.




                                TABLE OF CONTENTS
                                                                            PAGE
The Trust..................................................................    1
Investment Restrictions....................................................    1
Investment Techniques & Risks..............................................    2
Performance Information ...................................................    6
Portfolio Transactions and Brokerage.......................................    7
Services of the Advisers...................................................    8
Services of the Administrator..............................................   10
Net Asset Value............................................................   10
How to Buy Shares..........................................................   10
Alternative Purchase Arrangements..........................................   11
Investor Account Services..................................................   13
How to Redeem Shares.......................................................   14
Tax Sheltered Retirement Plans.............................................   15
Dividends, Distributions and Taxes.........................................   16
The Distributor............................................................   18
Distribution Plans.........................................................   19
Management of the Trust ...................................................   20
Additional Information.....................................................   26




                      Mutual Fund Services: (800) 243-1574
                    Advisor Consulting Group: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                         Text Telephone: (800) 243-1926









PXP 147B (11/01)

                                    THE TRUST

   Phoenix-Aberdeen Series Fund (the "Trust") is a diversified open-end management investment company, consisting currently of two series, the Phoenix-Aberdeen Global Small Cap Fund ("Global Fund") and the Phoenix-Aberdeen New Asia Fund ("New Asia") (each a "Fund," and together the "Funds"), each with two classes of shares. The Trust was originally organized as a Massachusetts business trust in May 1996, and was reorganized as a business trust under Delaware law in November 2000.


   The Trust's prospectus describes the investment objectives of each of the Funds and the strategies that each of the Funds will employ in seeking to achieve its investment objective. Each Fund's investment objectives is a fundamental policy of that Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The following discussion describes the Funds' investment policies and techniques and supplements the disclosure in the Prospectus.


                             INVESTMENT RESTRICTIONS
   The following investment restrictions have been adopted by the Trust with respect to each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

     The Fund may not:

     (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

     (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and
(ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

     (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

     (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

     (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

     (8) Make loans, except that the Fund may (i) lend portfolio securities,
(ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

     If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                         INVESTMENT TECHNIQUES AND RISKS
   The funds may utilize the following practices or techniques in pursuing their investment objectives:

ADDITIONAL RISK FACTORS

   As a result of its investments in foreign securities, each Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, a Fund may convert such currencies into U.S. dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Fund may hold such currencies for an indefinite period of time.

   In addition, a Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by a Fund is exercised or the Fund is unable to close out a forward contract. A Fund may hold foreign currency in anticipation of purchasing foreign securities. A Fund may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to U.S. dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.


   While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.

EMERGING MARKET SECURITIES
   Each Fund may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. Each Fund may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or (iii) companies whose principal activities are located in emerging market countries.

   The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is not invested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

   Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS
   Each Fund may use financial futures contracts and related options to hedge against changes in the market value of their portfolio securities or securities which they intend to purchase. A Fund may use foreign currency futures contracts to hedge against changes in the value of foreign currencies. See "Foreign Currency Transactions" below. Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities or the value of foreign currencies may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund utilizing this investment technique may wish to purchase in the future by purchasing futures contracts.

   Each Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.


   In contrast to the situation in which a Fund purchases or sells a security, no security is delivered or received by a Fund upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, a Fund utilizing this investment technique will be required to deposit in a pledged account with the Funds' custodian bank with respect to such Fund, an amount of cash or U.S. Treasury bills. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum, however, subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.


   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   Any Fund utilizing this investment technique will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. Any Fund utilizing this investment technique may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of portfolio securities or securities which it intends to purchase or foreign currencies. A Fund utilizing this investment technique may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Fund's total assets. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Fund's custodian bank with respect to such Fund to collateralize fully the position and thereby ensure that it is not leveraged.

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. A Fund utilizing this investment technique will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements, it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its positions effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's turnover rate.

   The successful use of futures contracts and related options depends on the ability of the Adviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. As a result, the Fund's total return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures or options contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities or currency being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where a Fund has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Fund or the currencies in which its foreign securities are denominated may decline. If this occurred, the Fund would lose a potentially unlimited amount of money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities or foreign currencies before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities or foreign currencies and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

FOREIGN CURRENCY TRANSACTIONS
   Each Fund may engage in foreign currency transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. No Fund will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Funds' custodian banks will segregate any asset, including equity securities and non-investment grade debt securities, so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of a Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines additional cash or securities will be added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. Generally, a Fund will not enter into forward contracts with terms longer than one year.

   FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund utilizing this technique against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

   FOREIGN CURRENCY FUTURES TRANSACTIONS. Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

   REGULATORY RESTRICTIONS. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Fund will maintain in a pledged account any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts. To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Fund plus premiums paid by it for open options on futures would exceed 5% of the Fund's total assets. No Fund will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and
(3) cash proceeds from investments due in 30 days.

LENDING PORTFOLIO SECURITIES
   Each Fund may lend portfolio securities to broker-dealers and other financial institutions provided that such loans are callable at any time by the Fund utilizing this investment technique and are at all times secured by collateral held by the Fund at least equal to 102% of the market value determined daily of the loaned securities. The Fund utilizing this investment technique will continue to receive any income on the loaned securities and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan the borrower will be required to return the securities to the Fund and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral the loan will automatically terminate and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan in whole or in part as may be appropriate in order to exercise such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders administrative and custodial fees in connection with loans of its portfolio securities.

   As with any extension of credit there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However loans of portfolio securities will be made only to firms considered by the Funds to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.

REPURCHASE AGREEMENTS
   Repurchase agreements, as described in the Funds' Prospectus, will be entered into only with commercial banks, brokers and dealers considered by the Funds to be creditworthy. The Trustees of the Funds will monitor each Fund's repurchase agreement transactions periodically and, with the Funds' investment adviser, will consider standards which the Funds' investment adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with a Fund.

   The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, a Fund may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Fund and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying instrument. While the Trustees of the Funds acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counter-parties to such transactions.

SMALL CAP ISSUERS

   Under normal market conditions, the Global Fund expects to invest at least 80% of its total assets in equity securities of small and medium capitalization companies. Market capitalization of such issuers are determined at the time of purchase. While the issuers in which the Fund will primarily invest may offer greater opportunities for capital appreciation than larger capitalization issuers, investments in smaller companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Full development of these companies takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits, nor should an investment in the Fund be considered a complete investment program. In addition, many small company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements than stocks of large companies. The securities of small companies may also be more sensitive to market changes than the securities of large companies. These factors may result in above-average fluctuations in the net asset value of the Fund's shares. The Fund is not an appropriate investment for individual investors requiring safety of principal or a predictable return of income from their investment.



                             PERFORMANCE INFORMATION

   The Funds may, from time-to-time, include total return in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as the yield of a Class or Fund and as the total return of any Class or Fund.


   Standardized quotations of average annual total return for each Class of Shares of a Fund will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such Class of Shares of a Fund over periods of 1, 5 and 10 years or up to the life of a Fund, calculated for each Class separately pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions are reinvested when paid.


   The Funds may, from time-to-time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Business Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Standard & Poor's 400 MidCap Index ("S&P 400"), Dow Jones Industrial Average, Russell 2000 Index, Russell 2000 Growth Index, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

   Advertisements, sales literature and other communications may contain information about the Funds and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time-to-time, the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate its cumulative and average annual returns into income and capital gain components; or cite separately as a return figure the equity or bond portion of a Fund's portfolio; or compare a Fund's equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

   For the New Asia Fund, the average annual total return for the one-year period and since inception September 4, 1996 through July 31, 2001 for Class A Shares was 18.57% and -5.84%, respectively, and for Class B Shares was -17.56% and -5.77%, respectively. For the Global Small Cap Fund, the average annual total return for the one-year period and since inception September 4, 1996 through July 31, 2001 for Class A Shares was -19.72% and 5.82%, respectively, and for Class B Shares was -18.43% and 5.92%, respectively.


   A Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of such Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE
   The Adviser and/or Subadviser (throughout this section the "Adviser") places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The Adviser believes that the Funds benefit with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general, including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Trust. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Trust and its shareholders.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   A high rate of Portfolio turnover involves a correspondingly higher amount of brokerage commissions and other costs which must be borne directly by the Trust and indirectly by shareholders.

   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.


   For the fiscal years ended July 31, 1999, 2000 and 2001, brokerage commission paid by the Trust on portfolio transactions totaled $108,315, $149,632 and $138,704, respectively. In fiscal years ended July 31, 1999, 2000 and 2001, no commissions were paid to any affiliate for portfolio transactions. Brokerage commissions of $113,059 paid during the fiscal year ended July 31, 2001, were paid on portfolio transactions aggregating $55,383,653 executed by brokers who provided research and other statistical information.



                            SERVICES OF THE ADVISERS

   The Trust's investment adviser is Phoenix-Aberdeen International Advisors, LLC (the "Adviser"), which is a Delaware limited liability company formed in 1996 and having a place of business located at One American Row, Hartford, Connecticut 06102. The Adviser is jointly owned and managed by PM Holdings, Inc., a direct subsidiary of The Phoenix Companies, Inc. ("Phoenix"), and Aberdeen Fund Managers Inc., a wholly-owned subsidiary of Aberdeen Asset Management PLC. Based upon the diverse range of portfolio holdings contemplated and the expertise available through certain affiliates, the Adviser has engaged Phoenix Investment Counsel, Inc. ("PIC") and Aberdeen Fund Managers Inc. ("Aberdeen") as subadvisers.

   Phoenix is a leading provider of wealth management products and services to individuals and businesses. The principal office of Phoenix is located at One American Row, Hartford, Connecticut, 06115. Phoenix Investment Partners, Ltd. ("PXP") is an indirect subsidiary of Phoenix and is an independent registered investment advisory firm that has served investors for over 70 years. As of September 30, 2001, it had approximately $48.8 billion in assets under management through its investment partners: Aberdeen Fund Managers Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, CT, Sarasota, FL and Scotts Valley, CA, respectively.

   PIC is located at 56 Prospect Street, Hartford, Connecticut, 06115. PIC acts as the investment adviser for 13 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of September 30, 2001, PIC had approximately $22.4 billion in assets under management. Philip R. McLoughlin, a Trustee and officer of the Fund, is a director of PIC.

   Aberdeen is located at 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, FL 33301. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC based in Aberdeen, Scotland. Together with its subsidiaries, Aberdeen Asset Management PLC provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios, and, through Aberdeen, U.S. mutual funds. Aberdeen has served as subadviser to the Funds and to the Aberdeen New Asia Series of The Phoenix Edge Series Fund since their inception in 1996. Aberdeen also has served as subadviser to Phoenix-Aberdeen International Fund, Phoenix-Aberdeen Worldwide Opportunities Fund and the International Series of The Phoenix Edge Series Fund since 1998. As of September 30, 2001, Aberdeen Asset Management PLC had $50.9 billion in assets under management.


   The investment advisory agreements provide that the Funds will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in any public offering of its shares, including among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates (if any) representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Funds will also pay the fees and bear the expense of registering and maintaining the registration of the Funds and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Funds shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Funds is a party.

   The Adviser continuously furnishes an investment program for each Fund and manages the investment and reinvestment of the assets of each Fund subject at all times to the supervision of the Trustees. The Adviser, at its expense, furnishes to the Funds adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer of the Trust.


   As compensation for its services to each Fund, the Adviser is entitled to a fee, payable monthly, at an annual rate of 0.85% of the Fund's average daily net assets. For providing cash management and other services to each Fund, as needed, the Adviser pays a monthly fee to PIC equivalent to 0.15% of the average daily net asset value of each Fund. For providing advisory services with respect to the Trust's assets allocated from time-to-time by the Adviser, the Adviser pays a fee to PIC equivalent to 0.40% of the average daily net asset value of the assets of each Fund so allocated. For implementing certain portfolio transactions and providing research and other services to each Fund, the Adviser also pays a monthly subadvisory fee to Aberdeen Fund Managers, Inc. equivalent to 0.40% of the average daily net asset value of the New Asia Fund and 0.40% of the average daily net asset value of the Global Fund allocated to it by the Adviser for management. Total management fees for the fiscal years ended July 31, 1999, 2000 and 2001 for the New Asia Fund were $84,293, $115,170 and
$88,471, respectively, and for the Global Small Cap Fund were $202,386, $248,454 and $250,958, respectively.


   The Investment Advisory Agreement with the Funds provide that the Adviser will reimburse the Funds for the amount, if any, by which the total operating expenses of any Fund (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which such Fund is permitted to bear under the most restrictive expense limitation (which has not been waived) imposed on mutual funds by any state in which shares of the Fund are then qualified for sale. In the event legislation were to be adopted in each state so as to eliminate this restriction, the Funds would take such action necessary to eliminate this expense limitation.

   The investment advisory agreements also provide that each adviser shall not be liable to the Funds or any shareholder of the Funds for any error of judgment or mistake of law or for any loss suffered by the Funds or by any shareholder of the Funds in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.


   Each agreement continues from year-to-year with respect to the Funds so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding voting securities of such Fund and (2) the terms and any renewal of the agreements with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons," as that term is defined in the Investment Company Act of 1940, of the Funds or the relevant adviser, of any such party cast in person at a meeting called for the purpose of voting on such approval. On sixty days' written notice and without payment of any penalty the agreements may be terminated as to the Funds or as to a Fund by the Trustees or by the relevant adviser and may be terminated as to a Fund by a vote of the majority of the outstanding voting securities of such Fund. Each agreement automatically terminates upon its assignment (within the meaning of the Investment Company
Act). The Investment Advisory Agreement provides that upon its termination, or at the request of the adviser, the Funds will eliminate all references to "Phoenix" and/or "Phoenix-Aberdeen" from its name, and will not thereafter transact business in a name using the word "Phoenix" or "Phoenix-Aberdeen."

   The Trust, its Adviser and Subadvisers, and its Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order.

                          SERVICES OF THE ADMINISTRATOR

   Phoenix Investment Partners, Ltd. (the "Administrator") serves as administrator for the Trust. Under the terms of the Administration Agreement, the Administrator will assist in maintaining office facilities, furnish clerical services, office supplies and stationery, prepare and file tax returns of the Trust, monitor the Trust's expense accruals and pay all expenses upon proper authorization from the Trust, monitor the Funds' status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, monitor and make recommendations concerning fidelity bond coverage, monitor compliance with the policies and limitations of the Funds as set forth in the Funds' governing documents, supervise the external audit and tax return preparation by the Trust's auditor, and prepare and/or coordinate all materials for the Board of Trustees' meetings. As compensation, the Administrator receives a fee, computed daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Trust. For the fiscal years ended July 31, 1999, 2000 and 2001 the administration fees for the New Asia Fund were $14,812, $20,324 and $15,612, respectively, and for the Global Small Cap Fund were $35,715, $43,848 and $44,290, respectively.

   The Agreement continues in effect from year-to-year provided such continuance is specifically approved at least annually by the Trust's Board of Trustees including a majority of the trustees who are not interested persons or by a vote of a majority of the outstanding voting securities of the Trust. The Agreement automatically terminates upon its assignment and may be terminated by either party at any time upon not less than 60 days written notice.



                                 NET ASSET VALUE
   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States' national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a Class, plus that Class's distribution fee and any other expenses allocated solely to that Class, are deducted from the proportionate interest of such Class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that Class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                                HOW TO BUY SHARES
   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS
   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

   Dividends paid by the Funds, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that Class. See "Dividends, Distributions and Taxes."

CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and service fees at an annual rate of up to 0.25% of the Funds' aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Funds' aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased, pursuant to the deferred sales charge alternative, which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset value of the two Classes without the imposition of any sales load, fee or other charge.


   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.


CLASS A SHARES-REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to pay reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.


   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or
(5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix, the Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third-party administrator, registered investment adviser, Fund company, or bank Fund department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund;
(17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).


   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund and Phoenix-Zweig Government Cash Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Fund.


   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund and Phoenix-Zweig Government Cash Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.


   RIGHT OF ACCUMULATION. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURES--CLASS B SHARES

   Class B Shares will automatically convert to Class A Shares of the same Portfolio eight years after they are purchased. Conversion will be on the basis of the then-prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.



                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restriction and limit information.


EXCHANGES
   Under certain circumstances, shares of any Affiliated Phoenix Fund may be exchanged for shares of the same Class of another Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund or Series, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same Class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each fund's net asset value per share next computed after the close of business, without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.


   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same Class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer-based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM
   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES
   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any.

REDEMPTION OF SMALL ACCOUNTS
   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60 day period, the shareholder has the right to add to the account to bring its value to $200 or more. A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares.

TELEPHONE REDEMPTIONS
   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.


                         TAX SHELTERED RETIREMENT PLANS
   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   Each Fund intends to remain qualified as a regulated investment company under certain provisions of the Internal Revenue Code, as amended ("Code"). Under such provisions, the Funds will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, the Funds generally must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or disposition of securities. If, in any taxable year, each Fund does not qualify as a regulated investment company all of the Funds' taxable income will be taxed to the Funds at corporate rates.

   The Code imposes a 4% non-deductible excise tax on a regulated investment company, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of its net ordinary income, with certain adjustments, plus 98% of each Fund's net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous reporting year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.


   Under another provision of the Code, any dividend declared by the Funds to shareholders of record in October, November or December of any year will be deemed to have been received by, and will be taxable to shareholders as of December 31, provided that the dividend is actually paid by the Funds in January of the following year.

   Under certain circumstances, the sales charge incurred in acquiring shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Funds are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding the charge incurred in a acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid of the new shares.

   Distributions by the Funds reduce the net asset value of each Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.


   Some shareholders may be subject to withholding of Federal income tax on dividends and redemption payments from the Funds backup withholding at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Funds, (ii) those about whom notification has been received (either by the shareholder or the Funds) from the IRS that they are subject to backup withholding or (iii) those who, to the Funds' knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, as the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.


   Each Fund may invest in certain debt securities that are originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, each Fund my recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a dept security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   The Funds intend to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Funds as taxable income.

   Transactions in options on stock indexes are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by the Funds during a taxable year or held by the Funds at the close of its taxable year, will be treated as if sold for their market value. Generally, 60% of any net gain or loss recognized on the deemed sale, as well as 60% of the gain or loss with respect to any actual termination (including expiration), will be treated as long-term capital gain or loss and the remaining 40% will be treated as short-term capital gain or loss.


   The Funds may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Funds' assets to be invested within various countries is not known. The Funds intend to operate so as to quality for treaty tax benefits where applicable. To the extent that the Funds are liable for foreign income taxes withheld at the source, the Funds may operate so as to meet the requirements of the Code to "pass through" to the Funds' shareholders tax benefits attributable to foreign income taxes paid by the Funds. If more than 50% of the value of the Funds' total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Funds may elect with the IRS to "pass through" to the Funds' shareholders the amount of foreign income taxes paid by the Funds. Pursuant to this election, shareholders will be required to (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Funds; (ii) treat their pro rata share of foreign taxes as paid by them; (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use such share as foreign tax credit against U.S. income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. The Funds may meet the requirements to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Funds will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Funds if the foreign taxes paid by the Funds will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid and (ii) the Funds' gross income from foreign sources. Shareholders who are not liable for Federal income taxes will not be affected by such "pass through" of foreign tax credits.


   If the Funds invest in stocks of certain passive foreign investment companies, the Funds may be subject to U.S. Federal income taxation on a portion of the "excess distribution" with respect to, or gain from, the disposition of such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Funds' holding period for the stock. The distribution or gain so allocated to any taxable year of the excess distribution or disposition would be taxed to the Funds at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from ownership of foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Funds' investment company taxable income and, accordingly, would not be taxable to the Funds to the extent distributed by the Funds as a dividend to its shareholder.

   The foregoing is a general summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively. Distributions and the transactions referred to above may be subject to state and local income tax, and the treatment thereof may differ from the Federal tax treatment discussed herein. Shareholders are advised to consult with their tax advisor or attorney.

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Funds may be required to withhold a percentage of all reportable payments including any taxable dividends, capital gain distributions or share redemption proceeds, at the rate in effect when such payments are made. for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.


   Each Fund will furnish its shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

   Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.

                                 THE DISTRIBUTOR

   Phoenix Equity Planning Corporation ("Equity Planning" or the "Distributor"), an indirect, wholly-owned subsidiary of Phoenix and an affiliate of PIC, serves as Distributor for the Funds. The address of the Distributor is 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480. The Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. During the fiscal years 1999, 2000 and 2001, purchasers of Fund shares paid aggregate sales charges of $136,500, $93,323 and $105,977, respectively, of which the Distributor for the Funds received net commissions of $92,671, $43,760 and $37,402, respectively, for its services, the balance being paid to dealers. For the fiscal year ended July 31, 2001, the Distributor received net commissions of $9,750 for Class A Shares and deferred sales charges of $27,652 for Class B Shares.


   The Underwriting Agreement may be terminated at any time upon not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Trust, or by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.


           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE         DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                5.75%                         6.10%                          5.25%

$50,000 but under $100,000                   4.75                          4.99                           4.25

$100,000 but under $250,000                  3.75                          3.90                           3.25

$250,000 but under $500,000                  2.75                          2.83                           2.25

$500,000 but under $1,000,000                2.00                          2.04                           1.75

$1,000,000 or more                           None                          None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.


   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Fund through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time-to- time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third-party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own profits and resources, the Distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Inc.: 0.25% on sales of Class A Shares and Class B Shares, 0.10% on sales of Class A Shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time-to-time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


SERVICES AS FINANCIAL AGENT
   Equity Planning also acts as financial agent of the Trust and as such performs bookkeeping and pricing functions for the Funds. For services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, to the financial agent, plus (2) the documented cost of the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of each Fund, at the following incremental annual rates:

               First $200 million                                   .085%
               $200 million to $400 million                          .05%
               $400 million to $600 million                          .03%
               $600 million to $800 million                          .02%
               $800 million to $1 billion                           .015%
               Greater than $1 billion                             .0125%


   Percentage rates are applied to the aggregate daily net asset values of the Funds. PFPC, Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as financial agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as financial agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Funds are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Trust's fiscal years ended July 31, 1999, 2000 and 2001, Equity Planning received $84,929, $115,279 and $104,988, respectively.



                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each Class of Shares (i.e., a plan for the Class A Shares and a plan for the Class B Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each Class of Shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund. Class B Shares pay a distribution fee based on average daily net assets at a rate of 0.75% per annum.


   From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.


   On a quarterly basis, the Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually to determine whether the Plans will be continued. By its terms, continuation of the Plans from year-to-year is contingent on annual approval by a majority of the Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The

Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the relevant Class of the Trust.

   For the fiscal year ended July 31, 2001, the Funds paid Rule 12b-1 Fees in the amount of $198,830, of which the principal underwriter received $135,851, WS Griffith Securities, Inc., an affiliate, received $9,737 and unaffiliated broker-dealers received $53,242. 12b-1 Fees paid by the Funds during last fiscal year were spent on: (1) advertising, $328,398 (2) printing and mailing of prospectuses to other than current shareholders, $1,830; (3) compensation to dealers, $103,053; (4) compensation to sales personnel, $699,219; (5) service costs, $24,593 and (6) other, $92,253.


   No interested person of the Fund and no Director who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.

   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.


                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform duties imposed on Trustees by the Investment Company Act and Delaware business trust law.

TRUSTEES AND OFFICERS
   The following table sets forth information concerning the Trustees and executive officers of the Funds, including their principal occupations during the past five years. Unless otherwise noted, the address of each Trustee and executive officer is 56 Prospect Street, Hartford, Connecticut 06115.


                                     POSITIONS HELD                            PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                WITH THE TRUST                            DURING THE PAST 5 YEARS
---------------------                --------------                            -----------------------

Robert Chesek (67)                   Trustee        Trustee (1981-present) and Chairman (1989-1994), Phoenix Funds. Trustee,
49 Old Post Road                                    Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional Mutual
Wethersfield, CT 06109                              Funds (1996-present) and Phoenix-Seneca Funds (1999-present).

E. Virgil Conway (72)                Trustee        Trustee/Director, Consolidated Edison Company of New York, Inc.
9 Rittenhouse Road                                  (1970-present), Pace University (1978-present), Atlantic Mutual Insurance
Bronxville, NY 10708                                Company (1974-present), HRE Properties (1989-present), Greater New York
                                                    Councils, Boy Scouts of America (1985-present), Union Pacific Corp.
                                                    (1978-present), Blackrock Freddie Mac Mortgage Securities Fund (Advisory
                                                    Director) (1990-present), Centennial Insurance Company (1974-present), Josiah
                                                    Macy, Jr., Foundation (1975-present), The Harlem Youth Development Foundation
                                                    (1987-present). Chairman, Accuhealth (1994-present), Trism, Inc.
                                                    (1994-present), Realty Foundation of New York (1972-present) and New York
                                                    Housing Partnership Development Corp. (1985-present). Vice Chairman, Academy of Political Science  (1985-present). Trustee, Phoenix Funds (1993-present).
                                                    Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                    Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
                                                    Director, Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                    Utility and Corporate Bond Trust Inc. (1995-present). Chairman/Member, Audit
                                                    Committee of the City of New York (1981-1996). Chairman, Metropolitan
                                                    Transportation Authority (1992-2001). Advisory Director, Blackrock Fannie Mae
                                                    Mortgage Securities Fund (1989-1996) and Fund Directions (1993-1998).

Harry Dalzell-Payne (72)             Trustee        Trustee, Phoenix Funds (1993-present). Trustee, Phoenix-Aberdeen Series Fund,
The Flat                                            Phoenix Duff & Phelps Institutional Mutual Funds (1996-present) and
Elmore Court                                        Phoenix-Seneca Funds (1999-present). Director, Duff & Phelps Utilities
Elmore, GLOS GL2 6NT, UK                            Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                    (1995-present). Formerly a Major General of the British Army.



                                     POSITIONS HELD                            PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                WITH THE TRUST                            DURING THE PAST 5 YEARS
---------------------                --------------                            -----------------------

Francis E. Jeffries (71)             Trustee        Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen Series Fund,
8477 Bay Colony Dr.                                 Phoenix Duff & Phelps Institutional Mutual Funds (1996-present) and
Apt. 902                                            Phoenix-Seneca Funds (2000-present). Director, Duff & Phelps Utilities Income
Naples, FL 34108                                    Inc. (1987-present), Duff & Phelps Utilities Tax-Free Income Inc.
                                                    (1991-present) and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                    (1993-present). Director, The Empire District Electric Company
                                                    (1984-present). Director (1989-1997), Chairman of the Board (1993-1997),
                                                    President (1989-1993), and Chief Executive Officer (1989-1995), Phoenix
                                                    Investment Partners, Ltd.

Leroy Keith, Jr. (62)                Trustee        Chairman (1995-present) and Chief Executive Officer (1995-1999), Carson
Chairman                                            Products Company. (1995-present). Trustee, Phoenix Funds (1980-present).
Carson Products Company                             Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
64 Ross Road                                        Mutual Funds (1996-present) and Phoenix-Seneca Funds (2000-present).
Savannah, GA 30750                                  Director, Equifax Corp. (1991-present) and Evergreen International Fund, Inc.
                                                    (1989-present). Trustee, Evergreen Liquid Trust, Evergreen Tax Exempt Trust,
                                                    Evergreen Tax Free Fund, Master Reserves Tax Free Trust, and Master Reserves
                                                    Trust.

*Philip R. McLoughlin (55)           Trustee and    Chairman (1997-present), Director (1995-present), Vice Chairman (1995-1997)
                                     President      and Chief Executive Officer (1995-present), Phoenix Investment Partners, Ltd.
                                                    Director (1994-present) and Executive Vice President, Investments
                                                    (1988-present), Phoenix Life Insurance Company. Trustee and President,
                                                    Phoenix Funds (1989-present). Trustee and President, Phoenix-Aberdeen Series
                                                    Fund and Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                    Director, Duff & Phelps Utilities Tax-Free Income Inc. (1995-present) and
                                                    Duff & Phelps Utility and Corporate Bond Trust Inc. (1995-present). Trustee,
                                                    Phoenix-Seneca Funds (1999-present). Director (1983-present) and Chairman
                                                    (1995-present), Phoenix Investment Counsel, Inc. Director (1984-present) and
                                                    President (1990-1999), Phoenix Equity Planning Corporation. Chairman and
                                                    Chief Executive Officer, Phoenix/Zweig Advisers LLC (1999-present). Director,
                                                    PXRE Corporation (Delaware) (1985-present), World Trust Fund (1991-present),
                                                    Phoenix Distribution Holding Company (2001-present) and Phoenix Investment
                                                    Management Company (2001-present). Director and Executive Vice President,
                                                    Phoenix Life and Annuity Company (1996-present). Director and Executive Vice
                                                    President, PHL Variable Insurance Company (1995-present). Director, Phoenix
                                                    Charter Oak Trust Company (1996-present). Director and Vice President, PM
                                                    Holdings, Inc. (1985-present). Director (1992-present) and President
                                                    (1992-1994), WS Griffith Securities, Inc. Director, PHL Associates, Inc.
                                                    (1995-present).

Geraldine M. McNamara (50)           Trustee        Managing Director, U.S. Trust Company of New York (1982-present). Trustee of the Phoenix Funds, Phoenix-Seneca Funds and Phoenix Duff & Phelps
                                                    Institutional Mutual Funds (2001-present).

Everett L. Morris (72)               Trustee        Vice President, W.H. Reaves and Company (1993-present). Trustee, Phoenix
164 Laird Road                                      Funds (1995-present). Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff &
Colts Neck, NJ 07722                                Phelps Institutional Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                    (2000-present). Director, Duff & Phelps Utilities Tax-Free Income Inc.
                                                    (1991-present) and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                    (1993-present).



                                     POSITIONS HELD                            PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                WITH THE TRUST                            DURING THE PAST 5 YEARS
---------------------                --------------                            -----------------------

James M. Oates (55)                  Trustee        Chairman, IBEX Capital Markets, Inc. (formerly IBEX Capital Markets LLC)
Managing Director                                   (1997-present). Managing Director, Wydown Group (1994-present). Director,
The Wydown Group                                    Phoenix Investment Partners, Ltd. (1995-present). Trustee, Phoenix Funds
IBEX Capital Markets, Inc.                          (1987-present). Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
60 State Street                                     Institutional Mutual Funds (1996-present) and Phoenix-Seneca Funds
Suite 950                                           (2000-present). Director, Investors Financial Service Corporation
Boston, MA 02109                                    (1995-present), Investors Bank & Trust Corporation (1995-present), Plymouth
                                                    Rubber Co. (1995-present), Stifel Financial (1996-present), CT River Bank
                                                    (1999-present), 1mind.com (2000-present) and Endowment for Health
                                                    (1999-present). Chairman, Emerson Investment Management Inc. (2000-present).
                                                    Member, Chief Executives Organization (1996-present). Director (1984-1994),
                                                    President (1984-1994) and Chief Executive Officer (1986-1994), Neworld Bank.
                                                    Vice Chairman, Massachusetts Housing-Partnership (1998-2000). Director, AIB
                                                    Govett Funds (1991-2000), Blue Cross and Blue Shield of New Hampshire
                                                    (1994-2000), Command Systems, Inc. (1998-2000).

Herbert Roth, Jr. (73)               Trustee        Trustee, Phoenix Funds (1980-present). Trustee, Phoenix-Aberdeen Series Fund,
134 Lake Street                                     Phoenix Duff & Phelps Institutional Mutual Funds (1996-present) and
P.O. Box 909                                        Phoenix-Seneca Funds (2000-present). Director, Boston Edison Company
Sherborn, MA 01770                                  (1978-present), Landauer, Inc. (medical services) (1970-present), Tech
                                                    Ops./Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV
                                                    Industries (diversified manufacturer) (1985-present). Member, Directors
                                                    Advisory Council, Phoenix Life Insurance Company (1998-present). Director,
                                                    Phoenix Life Insurance Company (1972-1998).

Richard E. Segerson (55)             Trustee        Managing Director, Northway Management Company (1998-present). Trustee,
102 Valley Road                                     Phoenix Funds (1993-present). Trustee, Phoenix-Aberdeen Series Fund, Phoenix
New Canaan, CT 06840                                Duff & Phelps Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                    Funds (2000-present). Managing Director, Mullin Associates (1993-1998).

Lowell P. Weicker, Jr. (70)          Trustee        Director, Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen Series
200 Duke Street                                     Fund, Phoenix Duff & Phelps Institutional Mutual Funds (1996-present) and
Alexandria, VA 22314                                Phoenix-Seneca Funds (2000-present). Director, UST Inc. (1995-present), HPSC
                                                    Inc. (1995-present), and Compuware (1996-present) and Burroughs Wellcome Fund
                                                    (1996-present). Visiting Professor, University of Virginia (1997-present).
                                                    Director, Duty Free International, Inc. (1997). Chairman, Dresing, Lierman,
                                                    Weicker (1995-1996). Governor of the State of Connecticut (1991-1995).

Michael E. Haylon (43)               Executive      Director and Executive Vice President, Investments, Phoenix Investment
                                     Vice           Partners, Ltd. (1995-present). Executive Vice President, Phoenix Funds
                                     President      (1993-present) and Phoenix-Aberdeen Series Fund (1996-present). Executive
                                                    Vice President (1997-present), Vice President (1996-1997), Phoenix Duff &
                                                    Phelps Institutional Mutual Funds. Director (1994-present), President
                                                    (1995-present), Executive Vice President (1994-1995), Vice President
                                                    (1991-1994), Phoenix Investment Counsel, Inc. Director, Phoenix Equity
                                                    Planning Corporation (1995-present).



                                     POSITIONS HELD                            PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                WITH THE TRUST                            DURING THE PAST 5 YEARS
---------------------                --------------                            -----------------------

William R. Moyer (57)                Executive      Executive Vice President and Chief Financial Officer (1999-present), Senior
                                     Vice           Vice President and Chief Financial Officer (1995-1999), Phoenix Investment
                                     President      Partners, Ltd., Senior Vice President (1990-present), Chief Financial
                                                    Officer, Finance (1996-present), and Treasurer (1994-1996 and 1998-present),
                                                    Phoenix Equity Planning Corporation. Director (1998-present), Senior Vice
                                                    President (1990-present), Chief Financial Officer (1996-present) and
                                                    Treasurer (1994-present), Phoenix Investment Counsel, Inc., Treasurer
                                                    (1999-present). Senior Vice President and Chief Financial Officer, Duff &
                                                    Phelps Investment Management Co. (1996-present). Vice President, Phoenix
                                                    Funds (1990-present), Phoenix-Duff & Phelps Institutional Mutual Funds
                                                    (1996-present), and Phoenix-Aberdeen Series Fund (1996-present). Executive
                                                    Vice President, Phoenix-Seneca Funds (2000-present). Senior Vice President and Chief Financial Officer, W. S. Griffith & Co., Inc. (1992-1995) and
                                                    Townsend Financial Advisers, Inc. (1993-1995).

John F. Sharry (49)                  Executive      President, Retail Division (1999-present), Executive Vice President, Retail
                                     Vice           Division (1997-1999), Phoenix Investment Partners, Ltd. Managing Director,
                                     President      Retail, Phoenix Equity Planning Corporation (1995-present). Executive Vice
                                                    President, Phoenix Funds, Phoenix-Aberdeen Series Fund (1998-present) and
                                                    Phoenix-Seneca Funds (2000-present). Managing Director, Director and
                                                    National Sales Manager (December 1993-November 1995), Senior Vice
                                                    President, Director and National Sales Manager (December 1992-December
                                                    1993), Putnam Funds.

Christopher D. Fishwick (40)         Senior         Investment Director, Aberdeen Asset Managers, LTD (1991-present). Director,
Aberdeen Asset                       Vice           Phoenix-Aberdeen International Advisors LLC (1996-present).
Managers, LTD                        President
10 Queens Terrace
Aberdeen, Scotland

Peter Hames (40)                     Senior         Far East Investment Director, Aberdeen Asset Management Asia Limited
Aberdeen Asset Management            Vice           (1992-present).
Asia Limited                         President
21 Church St.
#01-01 Capital Square Two
Singapore, 049480

Bev Hendry                           Senior Vice    Chief Executive Officer, Aberdeen Fund Managers, Inc. (1995-present).
Aberdeen Fund Managers Inc.          President      Director, Aberdeen Asset Management, PLC (1991-present). Managing Director,
300 S.E. 2nd Street, Suite 820                      Aberdeen Unit Trust Managers Limited (1987-1995).
Fort Lauderdale, FL 33301

Hugh Young (43)                      Senior         Director, Aberdeen Asset Management Limited (1988-present). Far East
Aberdeen Asset Management            Vice           Investment Director, Aberdeen Asset Management Asia Limited (1992-present).
Asia Limited                         President      Managing Director, Aberdeen Asset Management Asia Limited (1992-present).
21 Church St.                                       Director, Phoenix-Aberdeen International Advisors LLC (1996-present). Far
#01-01 Capital Square Two                           East Investment Director, Phoenix Investment Counsel, Inc. (1996-present).
Singapore, 049480                                   Senior Vice President, The Phoenix Edge Series Fund (1996-present). Director,
                                                    Abtrust Asian Smaller Companies Investment Trust plc (1995-present), Abtrust
                                                    New Dawn Investment Trust plc (1989-present), Abtrust New Thai Investment Trust plc (1989-present), Abtrust Emerging Asia Investment Trust Limited
                                                    (1990-present), JF Philippine Fund Inc. (1991-present) and Apollo
                                                    Tiger Fund (1994-present).



                                     POSITIONS HELD                            PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                WITH THE TRUST                            DURING THE PAST 5 YEARS
---------------------                --------------                            -----------------------

Christian C. Bertelsen (58)          Vice           Managing Director, Value Equities, Phoenix Investment Counsel, Inc.
909 Montgomery St.                   President      (1997-present). Managing Director, National Securities and Research
San Francisco, CA 94133                             Corporation (1998-present). Vice President, Phoenix Investment Trust 97
                                                    (1997-present) and Phoenix-Aberdeen Series Fund (1998-present). Senior Vice
                                                    President and Chief Investment Officer, Zurich Kemper (1996-1997). Vice
                                                    President and Portfolio Manager, Zurich Kemper Small Cap Fund and Zurich
                                                    Kemper Contrarian Fund (1996-1997). Senior Vice President, Eagle Asset
                                                    Management (1993-1996).

Robert S. Driessen (54)              Vice           Vice President and Compliance Officer, Phoenix Investment Partners, Ltd.
                                     President and  (1999-present) and Phoenix Investment Counsel, Inc. (1999-present). Vice
                                     Assistant      President, Phoenix Funds, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
                                     Secretary      Institutional Mutual Funds (1999-present) and Phoenix-Seneca Funds
                                                    (2000-present). Compliance Officer (2000-present and Associate Compliance
                                                    Officer (1999), PXP Securities Corporation. Vice President, Risk Management
                                                    Liaison, Bank of America (1996-1999). Vice President, Securities Compliance,
                                                    The Prudential Insurance Company of America (1993-1996). Branch
                                                    Chief/Financial Analyst, Securities and Exchange Commission, Division of
                                                    Investment Management (1972-1993).

Julie L. Sapia (44)                  Vice           Director, Money Market Trading (1998-present), Head Money Market Trader (1997),
                                     President      Money Market Trader (1995-1997), Phoenix Investment Counsel, Inc. Vice
                                                    President (1997-present), The Phoenix Edge Series Fund, Phoenix Series Fund,
                                                    Phoenix Duff & Phelps Institutional Mutual Funds, and Phoenix-Aberdeen Series
                                                    Fund.

Nancy G. Curtiss (49)                Treasurer      Treasurer, Phoenix Funds (1994-present), Phoenix Duff & Phelps Institutional
                                                    Mutual Funds (1996-present), Phoenix-Aberdeen Series Fund (1996-present) and
                                                    Phoenix-Seneca Funds (2000-present). Vice President, Fund Accounting
                                                    (1994-present) and Treasurer (1996-present), Phoenix
                                                    Equity Planning Corporation.

G. Jeffrey Bohne (54)                Secretary      Vice President and General Manager, Phoenix Life Insurance Co. (1993-present).
101 Munson Street                                   Vice President, Mutual Fund Customer Service (1996-present), Vice President,
Greenfield, MA 01301                                Transfer Agency Operations (1993-1996), Phoenix Equity Planning Corporation.
                                                    Clerk, Phoenix Investment Counsel, Inc. (1995-present). Secretary, Phoenix
                                                    Funds (1993-present), Phoenix Duff & Phelps Institutional Mutual Funds
                                                    (1996-present), Phoenix-Aberdeen Series Fund (1996-present) and
                                                    Phoenix-Seneca Funds (2000-present).


--------------------
* Indicates that the Trustee is an "interested person" of the Fund within the meaning of the definition set forth in Section 2(a)(19) of the 1940 Act.


    For services rendered to the Trust during the fiscal year ended July 31, 2001, the Trustees received an aggregate of $43,085 from the Trust as Trustees' fees. For services on the Board of Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives an annual retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Funds receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Costs are allocated equally to each of the series of the funds within the Fund Complex (which includes the Trust). The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are interested persons are compensated for their services by the Adviser and receive no compensation from the Trust.


   For the Trust's last fiscal year, the Trustees received the following compensation:


                                                                                                                 TOTAL
                                                           PENSION OR                 ESTIMATED              COMPENSATION
                                                           RETIREMENT                  ANNUAL               FROM TRUST AND
                                   AGGREGATE                BENEFITS                  BENEFITS               FUND COMPLEX
                                  COMPENSATION           ACCRUED AS PART                UPON                  (31 FUNDS)
NAME                               FROM TRUST           OF TRUST EXPENSES            RETIREMENT            PAID TO TRUSTEES
----                             --------------        -------------------          ------------          ------------------

Robert Chesek                        $3,870                                                                     $56,500
E. Virgil Conway+                    $4,930                                                                     $72,500
Harry Dalzell-Payne+                 $4,300                                                                     $63,250
Francis E. Jeffries                  $3,575*                                                                    $50,750
Leroy Keith, Jr.                     $3,870                   None                      None                    $56,500
Philip R. McLoughlin+                 $   0                  for any                   for any                  $     0
Geraldine M. McNamara                $1,000                  Trustee                   Trustee                  $13,750
Everett L. Morris+                   $4,730*                                                                    $13,750
James M. Oates+                      $4,180                                                                     $70,000
Herbert Roth, Jr.+                   $3,630                                                                     $61,500
Richard E. Segerson                  $4,500*                                                                    $66,000
Lowell Weicker, Jr.                  $4,500                                                                     $65,000

* This compensation (and the earnings thereon) will be deferred pursuant to the Deferred Compensation Plan. At September 30, 2001, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris, Roth and Segerson was $235,584.39, $149,879.59, $130,760.78 and $122,469.92,
  respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.


+ Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


   As of November 9, 2001, the Trustees and officers of the Funds beneficially owned less than 1% of the outstanding shares of the Trust.


PRINCIPAL SHAREHOLDERS

   The following table sets forth information as of November 7, 2001 with respect to each person who owns of record or is known by the Trust to own of record or beneficially owns 5% or more of any Class of the Trust's equity securities.


NAME OF SHAREHOLDER                           FUND AND CLASS                 PERCENT OF CLASS           NUMBER OF SHARES
-------------------                           --------------                 ----------------           ----------------


Phoenix Home Life                             Global Small Cap               31.49%                     506,668.296
Attn: Pamela Levesque                         Class A
One American Row                              New Asia Fund                  15.75%                     136,904.634
Hartford, CT 06115-2521                       Class A

Mid-Ohio Securities Corp FBO                  New Asia Fund                  12.29%                     41,595.353
Spitzer Management Inc.                       Class B
150 E. Bridge Street
Elyria, OH  44035-5219

Mid-Ohio Securities Corp FBO                   New Asia Fund                  6.43%                     21,764.882
Buckeye American  Inc.                         Class B
Attn:  Debbie Noska
150 E. Bridge Street
Elyria, OH  44035-5219

Merrill Lynch Pierce                           Small Cap Fund                 7.51%                     66,718.552
Fenner & Smith                                 Class B
4800 Deer Lake Dr. E.  #3
Jacksonville, FL 32246-6486


CAPITAL STOCK
   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.


   Shares are fully paid, non-assessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.


   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.


                             ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected as the independent accountants for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT
   Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, serves as custodian of the Trust's assets (the "Custodian"). Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, serves as Transfer Agent for the Funds (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated non-daily dividend shareholder account, plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

REPORT TO SHAREHOLDERS
   The fiscal year of the Trust ends on July 31. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements, audited by the Trust's independent accountants, will be sent to shareholders each year.

FINANCIAL STATEMENTS

   The Financial Statements for the Funds' fiscal year ended July 31, 2001, appearing in the Funds' 2001 Annual Report to Shareholders, are incorporated herein by reference.

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND


                          INVESTMENTS AT JULY 31, 2001


                                                         SHARES       VALUE
                                                        --------   -----------

COMMON STOCKS--41.5%

UNITED STATES--41.5%
ATS Medical, Inc. (Health Care (Medical Products &
Supplies))(b) ........................................    14,400   $   145,440

Alliance Data Systems Corp. (Services (Data
Processing))(b) ......................................     9,300       139,500

Allied Capital Corp. (Financial (Diversified)) .......     6,000       139,500
Artesyn Technologies, Inc. (Electrical Equipment)(b) .     3,000        31,830

Barnes & Noble, Inc. (Retail (Specialty))(b) .........     2,600       101,920
Black Hills Corp. (Electric Companies) ...............     2,300        94,254
CNF, Inc. (Truckers) .................................     3,000        97,380
Calpine Corp. (Power Producers (Independent))(b) .....     2,000        71,980
Cell Genesys, Inc. (Biotechnology)(b) ................     6,300       106,155
Commerce Bancshares, Inc. (Banks (Regional)) .........     1,400        54,236

Commerce Group, Inc. (The) (Insurance (Property-
Casualty)) ...........................................     4,400       162,096

Computer Learning Centers, Inc. (Services
(Commercial & Consumer))(b) ..........................       286             0

Continental Airlines, Inc. Class B (Airlines)(b) .....     2,700       133,569
Cullen/Frost Bankers, Inc. (Banks (Regional)) ........     8,800       308,968

DENTSPLY International, Inc. (Health Care (Medical
Products & Supplies)) ................................     3,400       150,620

Dime Bancorp, Inc. (Savings & Loan Companies) ........    11,300       460,475
Doral Financial Corp. (Financial (Diversified)) ......     7,700       285,362




                                                         SHARES       VALUE
                                                        --------   -----------

UNITED STATES--CONTINUED
Dreyfus (Louis) Natural Gas Corp. (Oil & Gas
(Exploration & Production))(b) .......................     2,800   $    91,336

El Paso Electric Co. (Electric Companies)(b) .........     5,550        80,419

Employee Solutions, Inc. (Services (Commercial &
Consumer))(b) ........................................       130             0

Esterline Technologies Corp. (Manufacturing
(Diversified))(b) ....................................     4,300        92,020

Fresh Del Monte Produce, Inc. (Agricultural
Products)(b) .........................................     4,500        53,775

Georgia Gulf Corp. (Chemicals) .......................     8,100       134,055

Golden State Bancorp, Inc. (Savings & Loan
Companies) ...........................................     5,000       166,150

Hasbro, Inc. (Leisure Time (Products)) ...............    20,200       325,220
Health Care Property Investors, Inc. (REITS) .........       300        10,704
Health Care REIT, Inc. (REITS) .......................     7,100       174,660

Health Management Associates, Inc. Class A
(Health Care (Hospital Management))(b) ...............    11,400       225,264

Healthcare Realty Trust, Inc. (REITS) ................     3,400        88,876
Heller Financial, Inc. Class A (Financial (Diversified))   5,000       264,650
Hilfiger (Tommy) Corp. (Textiles (Apparel))(b) .......     8,000       114,080

Horace Mann Educators Corp. (Insurance (Property-
Casualty)) ...........................................     7,700       158,928

                        See Notes to Financial Statements

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                                                         SHARES       VALUE
                                                        --------   -----------

UNITED STATES--CONTINUED
Hunt (J.B.) Transport Services, Inc. (Truckers)(b) ...     4,000   $    97,840
KEMET Corp. (Electrical Equipment)(b) ................     5,900       114,224

Lancaster Colony Corp. (Consumer (Jewelry,
Novelties & Gifts)) ..................................     3,600       118,008

Littelfuse, Inc. (Electrical Equipment)(b) ...........     4,700       134,138
Lyondell Chemical Co. (Chemicals) ....................     3,500        50,540
Manor Care, Inc. (Health Care (Long Term Care))(b) ...     4,700       151,340

Mediacom Communications Corp. (Broadcasting
(Television, Radio & Cable))(b) ......................     6,900       120,750

Metris Cos., Inc. (Consumer Finance) .................     2,400        83,280

Mitchell Energy & Development Corp. Class A
(Oil & Gas (Exploration & Production)) ...............     3,300       153,780

Molecular Devices Corp. (Electronics
(Instrumentation)) ...................................    10,300       214,127

Net.B@nk, Inc. (Savings & Loan Companies)(b) .........    13,400       131,990
Northwest Airlines Corp. (Airlines)(b) ...............     6,800       175,780

Nu Horizons Electronics Corp. (Electronics
(Component Distributors))(b) .........................     1,900        18,487

Office Depot, Inc. (Retail (Specialty))(b) ...........    16,400       210,248
Orion Power Holdings, Inc. (Electric Companies)(b) ...     6,000       124,200
Outback Steakhouse, Inc. (Restaurants)(b) ............     3,700       106,227
Patterson Dental Co. (Distributors (Food & Health))(b)     6,400       222,080
Precision Castparts Corp. (Aerospace/Defense) ........     2,400        87,600
Prentiss Properties Trust (REITS) ....................     4,000       108,000
Quanta Services, Inc. (Engineering & Construction)(b)      6,200       150,970
Radian Group, Inc. (Insurance (Property-Casualty)) ...     6,880       275,338
Shaw Group, Inc. (The) (Engineering &
Construction)(b) .....................................     2,400        78,000

Solutia, Inc. (Chemicals) ............................    10,900       148,022

Southwest Bancorp. of Texas, Inc. (Banks
(Regional))(b) .......................................     3,200       107,584

Spectrasite Holdings, Inc. (Communications
Equipment)(b) ........................................    20,000       109,800

Spinnaker Exploration Co. (Oil & Gas (Exploration &
Production))(b) ......................................     2,000        80,600

Suiza Foods Corp. (Foods)(b) .........................     4,000       220,360
Terex Corp. (Machinery (Diversified))(b) .............    15,100       329,784




                                                         SHARES       VALUE
                                                        --------   -----------

UNITED STATES--CONTINUED
Texas Industries, Inc. (Construction (Cement &
Aggregates)) .........................................     3,000   $   113,850

Titan Corp. (The) (Computers (Software &
Services))(b) ........................................     5,200       102,804

Tollgrade Communications, Inc. (Electronics
(Instrumentation))(b) ................................     5,700       132,639

Toro Co. (Hardware & Tools) ..........................     2,600       122,590
Trinity Industries, Inc. (Manufacturing (Diversified))     5,100       117,402
Uniroyal Technology Corp. (Textiles (Specialty))(b) ..    21,180       158,850

United Natural Foods, Inc. (Distributors (Food &
Health)) .............................................     6,700       148,673

US Airways Group, Inc. (Airlines)(b) .................     6,800       115,464
Valassis Communications, Inc. (Specialty Printing)(b)     11,000       367,950
Wendy's International, Inc. (Restaurants) ............     6,800       182,308

York International Corp. (Manufacturing
(Specialized)) .......................................     3,400       112,608

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $8,941,664)                                        10,061,657
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS--50.1%

AUSTRALIA--2.1%
BRL Hardy Ltd. (Beverages (Alcoholic)) ...............    75,000       389,957
Pacifica Group Ltd. (Auto Parts & Equipment) .........    63,290       125,208
                                                                   -----------
                                                                       515,165
                                                                   -----------
AUSTRIA--0.3%
VA Technologie AG (Engineering & Construction) .......     2,800        79,376

BELGIUM--0.0%
Keyware Technologies (Computers (Software &
Services))(b) ........................................    12,000         4,560

BERMUDA--2.4%
Annuity and Life Re (Holdings) Ltd. (Insurance
(Life/Health)) .......................................     9,200       322,828

RenaissanceRe Holdings Ltd. (Insurance (Property-
Casualty)) ...........................................     3,500       253,400
                                                                   -----------
                                                                       576,228
                                                                   -----------

                        See Notes to Financial Statements

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                                                         SHARES       VALUE
                                                        --------   -----------

FINLAND--1.1%
Finnlines Oyj (Shipping) .............................     7,000   $   140,867
Teleste Corp. Oyj (Electrical Equipment) .............     9,500       114,291
                                                                   -----------
                                                                       255,158
                                                                   -----------
FRANCE--2.3%
Fimatex (Investment Banking/Brokerage)(b) ............    15,000        45,410
Nicox SA (Health Care (Long Term Care))(b) ...........     7,415       417,812
Picogiga (Chemical (Specialty))(b) ...................    14,500        84,367
                                                                   -----------
                                                                       547,589
                                                                   -----------
GERMANY--2.9%
Lambda Physik AG (Electronics (Component
Distributors))(b) ....................................     1,875        55,450

Techem AG (Services (Commercial & Consumer))(b) ......    17,045       425,782

UMS United Medical Systems International AG
(Health Care (Medical Products & Supplies))(b) .......    12,000       226,263
                                                                   -----------
                                                                       707,495
                                                                   -----------
HONG KONG--3.0%
Giordano International Ltd. (Retail (Specialty-
Apparel)) ............................................ 1,278,000       729,172

INDIA--0.2%
ICICI Ltd. (Banks (Major Regional))(b) ...............     6,300         8,014
ICICI Ltd. ADR (Financial (Diversified)) .............     4,000        33,360
                                                                   -----------
                                                                        41,374
                                                                   -----------
INDONESIA--0.1%
PT Tigaraksa Satria TBK (Distributors (Food &
Health)) .............................................    33,500        14,106

ISRAEL--0.5%
Oridion Systems Ltd. (Health Care (Medical Products
& Supplies))(b) ......................................    10,000       125,338

ITALY--1.6%
Banca Popolare di Bergamo-Credito Varesino Scrl
(Banks (Major Regional)) .............................    10,130       168,668

Ferretti SPA (Manufacturing (Diversified))(b) ........    71,000       223,637
                                                                   -----------
                                                                       392,305
                                                                   -----------
JAPAN--7.7%
FCC Co., Ltd. (Auto Parts & Equipment) ...............    55,000       665,035

Kawasumi Laboratories, Inc. (Health Care (Medical
Products & Supplies)) ................................    49,000       537,554




                                                         SHARES       VALUE
                                                        --------   -----------

JAPAN--CONTINUED
Shin-Estu Polymer Co., Ltd. (Chemical (Specialty)) ...    30,000   $   139,333
Shinmei Electric Co., Ltd. (Electrical Equipment) ....    59,000       519,696
                                                                   -----------
                                                                     1,861,618
                                                                   -----------
MEXICO--2.1%
Corporacion Interamericana de Entretenimiento SA
de CV Class B (Entertainment)(b) .....................    30,000       110,452

Grupo Elektra SA de CV GDR (Retail (Discounters)) ....    19,600       175,616

Grupo Iusacell SA de CV ADR (Telecommunications
(Cellular/Wireless))(b) ..............................    12,000        72,000

TV Azteca SA de CV ADR (Broadcasting (Television,
Radio & Cable)) ......................................    22,000       145,860
                                                                   -----------
                                                                       503,928
                                                                   -----------
NETHERLANDS--1.5%
BE Semiconductor Industries NV (Equipment
(Semiconductors))(b) .................................    14,600        96,446

Jomed NV (Health Care (Medical Products &
Supplies))(b) ........................................     9,000       277,451
                                                                   -----------
                                                                       373,897
                                                                   -----------
POLAND--0.6%
Telekomunikacja Polska SA GDR (Telecommunications
(Long Distance)) .....................................    39,000       146,250

PORTUGAL--0.5%
BPI - SGPS SA (Financial (Diversified)) ..............    50,010       118,580

SINGAPORE--2.6%
Industrial & Commercial Bank Ltd. (Banks (Major
Regional)) ...........................................    78,000       212,115

Robinson & Co., Ltd. (Retail (Department Stores)) ....   176,000       429,781
                                                                   -----------
                                                                       641,896
                                                                   -----------
SOUTH AFRICA--0.4%
MIH Ltd. (Broadcasting (Television, Radio & Cable))(b)     7,300        90,520

SPAIN--3.8%
Catalana Occidente SA (Insurance (Property-
Casualty)) ...........................................    10,510       191,731

NH Hoteles SA (Lodging - Hotels)(b) ..................    30,485       348,348
Red Electrica de Espana (Electric Companies) .........    41,700       376,166
                                                                   -----------
                                                                       916,245
                                                                   -----------

                        See Notes to Financial Statements

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                                                         SHARES       VALUE
                                                        --------   -----------

SRI LANKA--0.3%
Keells (John) Holdings Ltd. (Foods) ..................   180,000   $    67,077

SWEDEN--4.7%
Artimplant AB Class B (Health Care (Medical Products
& Supplies))(b) ......................................    32,000       174,656

BioGaia AB Class B (Biotechnology)(b) ................   120,000       265,372
Invik & Co. AB Class B (Financial (Diversified)) .....     2,800       176,539

Ortivus AB Class B (Health Care (Medical Products &
Supplies))(b) ........................................    47,300       120,180

Saab AB Class B (Aerospace/Defense) ..................    44,600       407,112
                                                                   -----------
                                                                     1,143,859
                                                                   -----------
TAIWAN--0.1%
Standard Foods Taiwan Ltd. GDR (Foods) ...............    29,350        33,019
                                                                   -----------
UNITED KINGDOM--9.3%
Access Plus PLC (Services (Commercial &
Consumer)) ...........................................    85,000       402,800

Charles Stanley Group PLC (Investment Banking/
Brokerage) ...........................................    98,633       435,776

DCS Group PLC (Computers (Software & Services)) ......    25,000        17,102

Gresham Computing PLC (Electronics (Component
Distributors))(b) ....................................   371,500       133,690

IRE.Tex Group PLC (Containers (Metal & Glass)) .......   260,000        92,639

Rolfe & Nolan PLC (Computers (Software &
Services)) ...........................................   100,000       101,903

Singer & Friedlander Group PLC (Financial
(Diversified)) .......................................   140,000       510,796

Teather & Greenwood Holdings PLC (Financial
(Diversified)) .......................................   180,000       262,952

Wilmington Group PLC (Publishing) ....................   108,000       293,993
                                                                   -----------
                                                                     2,251,651
                                                                   -----------

--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $15,534,756)                                       12,136,406
--------------------------------------------------------------------------------




                                                         SHARES       VALUE
                                                        --------   -----------

UNIT INVESTMENT TRUSTS--0.2%

AMEX Financial Select Sector Depository Receipts .....     1,600   $    44,960

--------------------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $36,876)                                               44,960
--------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--91.8%
(IDENTIFIED COST $24,513,296)                                       22,243,023
--------------------------------------------------------------------------------


                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (Unaudited)  (000)
                                           -----------  ------
SHORT-TERM OBLIGATIONS--8.6%

COMMERCIAL PAPER--8.6%
Enterprise Funding Corp. 3.76% 8/3/01 .......   A-1+       $870       869,818
Gillette Co. 3.88% 8/1/01 ...................   A-1+        925       925,000
Pitney Bowes Credit Corp. 3.75% 8/1/01 ......   A-1+        305       305,000

--------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $2,099,818)                                        2,099,818
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.4%
(IDENTIFIED COST $26,613,114)                                      24,342,841(a)

Other assets and liabilities, net--(0.4%)                            (105,119)
                                                                  -----------
NET ASSETS--100.0%                                                $24,237,722
                                                                  ===========




(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $2,843,698 and gross depreciation of $5,397,304 for federal income tax purposes. At July 31, 2001, the aggregate cost of securities for federal income tax purposes was $26,896,447.
(b)  Non-income producing.

                        See Notes to Financial Statements

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Aerospace/Defense ...................................    2.2%
Agricultural Products ...............................    0.2
Airlines ............................................    1.9
Auto Parts & Equipment ..............................    3.6
Banks (Major Regional) ..............................    1.7
Banks (Regional) ....................................    2.1
Beverages (Alcoholic) ...............................    1.8
Biotechnology .......................................    1.7
Broadcasting (Television, Radio & Cable) ............    1.6
Chemical (Specialty) ................................    1.0
Chemicals ...........................................    1.5
Communications Equipment ............................    0.5
Computers (Software & Services) .....................    1.0
Construction (Cement & Aggregates) ..................    0.5
Consumer (Jewelry, Novelties & Gifts) ...............    0.5
Consumer Finance ....................................    0.4
Containers (Metal & Glass) ..........................    0.4
Distributors (Food & Health) ........................    1.7
Electric Companies ..................................    3.0
Electrical Equipment ................................    4.1
Electronics (Component Distributors) ................    0.9
Electronics (Instrumentation) .......................    1.6
Engineering & Construction ..........................    1.4
Entertainment .......................................    0.5
Equipment (Semiconductors) ..........................    0.4
Financial (Diversified) .............................    8.3
Foods ...............................................    1.4
Hardware & Tools ....................................    0.6
Health Care (Hospital Management) ...................    1.0
Health Care (Long Term Care) ........................    2.6


Health Care (Medical Products & Supplies) ...........    7.9%
Insurance (Life/Health) .............................    1.5
Insurance (Property-Casualty) .......................    4.7
Investment Banking/Brokerage ........................    2.2
Leisure Time (Products) .............................    1.5
Lodging-Hotels ......................................    1.6
Machinery (Diversified) .............................    1.5
Manufacturing (Diversified) .........................    1.9
Manufacturing (Specialized) .........................    0.5
Oil & Gas (Exploration & Production) ................    1.5
Power Producers (Independent) .......................    0.3
Publishing ..........................................    1.3
REITS ...............................................    1.7
Restaurants .........................................    1.3
Retail (Department Stores) ..........................    1.9
Retail (Discounters) ................................    0.8
Retail (Specialty) ..................................    1.4
Retail (Specialty-Apparel) ..........................    3.3
Savings & Loan Companies ............................    3.4
Services (Commercial & Consumer) ....................    3.7
Services (Data Processing) ..........................    0.6
Shipping ............................................    0.6
Specialty Printing ..................................    1.7
Telecommunications (Cellular/Wireless) ..............    0.3
Telecommunications (Long Distance) ..................    0.7
Textiles (Apparel) ..................................    0.5
Textiles (Specialty) ................................    0.7
Truckers ............................................    0.9
                                                       -----
                                                       100.0%
                                                       =====


                        See Notes to Financial Statements

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                  JULY 31, 2001

ASSETS
Investment securities at value
   (Identified cost $26,613,114)                                   $24,342,841
Cash                                                                     4,412
Receivables
   Investment securities sold                                          273,259
   Dividends and interest                                               17,532
   Fund shares sold                                                     12,328
   Tax reclaim                                                             824
Prepaid expenses                                                            22
                                                                   -----------
     Total assets                                                   24,651,218
                                                                   -----------
LIABILITIES
Payables
   Investment securities purchased                                     281,438
   Fund shares repurchased                                              20,892
   Professional fee                                                     30,371
   Transfer agent fee                                                   13,345
   Distribution fee                                                     10,820
   Payable to adviser                                                    7,337
   Trustees' fee                                                         5,777
   Financial agent fee                                                   5,065
   Administration fee                                                    3,135
   Investment advisory fee                                                 772
Accrued expenses                                                        34,544
                                                                   -----------
     Total liabilities                                                 413,496
                                                                   -----------
NET ASSETS                                                         $24,237,722
                                                                   ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $27,295,689
Distribution in excess of net investment income                        (27,470)
Accumulated net realized loss                                         (760,405)
Net unrealized depreciation                                         (2,270,092)
                                                                   -----------
NET ASSETS                                                         $24,237,722
                                                                   ===========
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $15,793,308)                  1,689,900
Net asset value per share                                                $9.35
Offering price per share $9.35/(1-5.75%)                                 $9.92
CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $8,444,414)                     945,173
Net asset value and offering price per share                             $8.93





                             STATEMENT OF OPERATIONS
                            YEAR ENDED JULY 31, 2001

INVESTMENT INCOME
Dividends                                                          $   329,677
Interest                                                               133,972
Foreign taxes withheld                                                 (21,429)
                                                                   -----------
     Total investment income                                           442,220
                                                                   -----------
EXPENSES
Investment advisory fee                                                250,958
Distribution fee, Class A                                               47,884
Distribution fee, Class B                                              103,709
Transfer agent                                                          72,746
Custodian                                                               65,391
Financial agent fee                                                     60,474
Administration fee                                                      44,290
Professional                                                            40,561
Printing                                                                39,938
Registration                                                            30,501
Trustees                                                                26,193
Miscellaneous                                                           12,476
                                                                   -----------
     Total expenses                                                    795,121
     Less expenses borne by investment adviser                         (97,815)
                                                                   -----------
     Net expenses                                                      697,306
                                                                   -----------
NET INVESTMENT LOSS                                                   (255,086)
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                        402,186
Net realized gain on foreign currency transactions                         386
Net change in unrealized depreciation on investments                (4,645,422)
Net change in unrealized appreciation on foreign
   currency and foreign currency transactions                              439
                                                                   -----------
NET LOSS ON INVESTMENTS                                             (4,242,411)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(4,497,497)
                                                                   ===========


                        See Notes to Financial Statements

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    Year Ended        Year Ended
                                                                                                      7/31/01           7/31/00
                                                                                                  ------------       ------------
FROM OPERATIONS
   Net investment income (loss)                                                                   $   (255,086)      $   (340,224)
   Net realized gain (loss)                                                                            402,572          6,737,241
   Net change in unrealized appreciation (depreciation)                                             (4,644,983)         2,120,640
                                                                                                  ------------       ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      (4,497,497)         8,517,657
                                                                                                  ------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains, Class A                                                                      (3,765,429)                --
   Net realized gains, Class B                                                                      (2,041,866)                --
   In excess of net realized gains, Class A                                                           (304,856)                --
   In excess of net realized gains, Class B                                                           (165,314)                --
                                                                                                  ------------       ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                        (6,277,465)                --
                                                                                                  ------------       ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (2,975,393 and 850,427 shares, respectively)                       32,918,848         10,482,399
   Net asset value of shares issued from reinvestment of distributions
     (369,811 and 0 shares, respectively)                                                            3,905,207                 --
   Cost of shares repurchased (3,205,624 and 768,886 shares, respectively)                         (35,381,623)        (9,348,086)
                                                                                                  ------------       ------------
Total                                                                                                1,442,432          1,134,313
                                                                                                  ------------       ------------
CLASS B
   Proceeds from sales of shares (419,486 and 135,542 shares, respectively)                          4,072,408          1,611,066
   Net asset value of shares issued from reinvestment of distributions
     (176,911 and 0 shares, respectively)                                                            1,799,187                 --
   Cost of shares repurchased (487,168 and 187,694 shares, respectively)                            (4,660,233)        (2,203,141)
                                                                                                  ------------       ------------
Total                                                                                                1,211,362           (592,075)
                                                                                                  ------------       ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                         2,653,794            542,238
                                                                                                  ------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                            (8,121,168)         9,059,895

NET ASSETS
   Beginning of period                                                                              32,358,890         23,298,995
                                                                                                  ------------       ------------
   END OF PERIOD [INCLUDING DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME OF ($27,470) AND
     ($62,620), RESPECTIVELY]                                                                     $ 24,237,722       $ 32,358,890
                                                                                                  ============       ============

                        See Notes to Financial Statements

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                         CLASS A
                                             -------------------------------------------------------------
                                                             YEAR ENDED JULY 31,            FROM INCEPTION
                                             -----------------------------------------------   9/4/96 TO
                                                2001         2000          1999        1998     7/31/97
Net asset value, beginning of period          $ 13.69      $  9.96        $ 10.11    $ 11.08    $ 10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income(1)                     (0.07)       (0.12)         (0.04)     (0.07)     (0.03)
   Net realized and unrealized gain             (1.66)        3.85           0.52       0.14       1.11
                                              -------      -------        -------    -------    -------
     TOTAL FROM INVESTMENT OPERATIONS           (1.73)        3.73           0.48       0.07       1.08
                                              -------      -------        -------    -------    -------
LESS DISTRIBUTIONS
   Dividends from net realized gains            (2.41)          --          (0.27)     (0.89)        --
   In excess of net realized gains              (0.20)          --          (0.36)        --         --
   In excess of net investment income              --           --             --      (0.15)        --
                                              -------      -------        -------    -------    -------
     TOTAL DISTRIBUTIONS                        (2.61)          --          (0.63)     (1.04)        --
                                              -------      -------        -------    -------    -------
Change in net asset value                       (4.34)        3.73          (0.15)     (0.97)      1.08
                                              -------      -------        -------    -------    -------
NET ASSET VALUE, END OF PERIOD                $  9.35      $ 13.69        $  9.96    $ 10.11    $ 11.08
                                              =======      =======        =======    =======    =======
Total return(2)                                (14.82)%      37.45 %         5.99 %     1.86 %    10.80 %(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $15,793      $21,221        $14,626    $17,781    $23,874

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(5)                         2.10 %       2.10 %         2.10 %     2.10 %     2.10 %(3)
   Net investment income                        (0.59)%      (0.84)%        (0.50)%    (0.65)%    (0.32)%(3)
Portfolio turnover                                128 %        112 %           81 %      212 %      162 %(4)

                                                                         CLASS B
                                             -------------------------------------------------------------
                                                             YEAR ENDED JULY 31,            FROM INCEPTION
                                             -----------------------------------------------   9/4/96 TO
                                                2001         2000          1999        1998     7/31/97

Net asset value, beginning of period          $13.32       $  9.77        $10.00     $ 11.00    $ 10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income(1)                    (0.16)        (0.22)        (0.11)      (0.14)     (0.10)
   Net realized and unrealized gain            (1.62)         3.77          0.51        0.14       1.10
                                              ------       -------        ------     -------    -------
     TOTAL FROM INVESTMENT OPERATIONS          (1.78)         3.55          0.40          --       1.00
                                              ------       -------        ------     -------    -------
LESS DISTRIBUTIONS
   Dividends from net investment gains         (2.41)           --         (0.27)      (0.89)        --
   In excess of net realized gains             (0.20)           --         (0.36)         --         --
   In excess of net investment income             --            --            --       (0.11)        --
                                              ------       -------        ------     -------    -------
     TOTAL DISTRIBUTIONS                       (2.61)           --         (0.63)      (1.00)        --
                                              ------       -------        ------     -------    -------
Change in net asset value                      (4.39)         3.55         (0.23)      (1.00)      1.00
                                              ------       -------        ------     -------    -------
NET ASSET VALUE, END OF PERIOD                $ 8.93       $ 13.32        $ 9.77     $ 10.00    $ 11.00
                                              ======       =======        ======     =======    =======
Total return(2)                               (15.75)%       36.34 %        5.22 %      1.12 %    10.00 %(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $8,444       $11,138        $8,673     $12,123    $17,658

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(6)                        2.85 %        2.85 %        2.85 %      2.85 %     2.85 %(3)
   Net investment income                       (1.35)%       (1.60)%       (1.26)%     (1.40)%    (1.07)%(3)
Portfolio turnover                               128 %         112 %          81 %       212 %      162 %(4)

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized.
(4) Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.43%, 2.32%, 2.36%, 2.37% and 2.61% for the periods ending July 31, 2001, 2000,
    1999, 1998 and 1997, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.18%, 3.07%, 3.11%, 3.12% and 3.36% for the periods ending July 31, 2001, 2000,
    1999, 1998 and 1997, respectively.

                        See Notes to Financial Statements

PHOENIX-ABERDEEN NEW ASIA FUND


                          INVESTMENTS AT JULY 31, 2001

                                                         SHARES       VALUE
                                                        --------   -----------
FOREIGN COMMON STOCKS--92.3%

AUSTRALIA--9.3%
BRL Hardy Ltd. (Beverages (Alcoholic)) .................    45,000  $  233,974
Leighton Holdings Ltd. (Engineering & Construction) ....    46,900     231,887

QBE Insurance Group Ltd. (Insurance (Property-
Casualty)) .............................................    40,000     220,070

Rio Tinto Ltd. (Metals Mining) .........................    10,000     167,904
                                                                    ----------
                                                                       853,835
                                                                    ----------
CHINA--1.8%
PetroChina Co., Ltd. (Oil (Domestic Integrated)) .......   800,000     165,141

HONG KONG--16.0%
Asia Satellite Telecommunications Holdings Ltd.
(Telephone) ............................................    75,000     139,434

Dah Sing Financial Group (Banks (Major Regional)) ......    55,000     289,830

Giordano International Ltd. (Retail (Specialty-
Apparel)) ..............................................   750,000     427,918

MTR Corp. Ltd. (Railroads) .............................    95,000     152,865

Swire Pacific Ltd. Class B (Manufacturing
(Diversified)) .........................................   449,000     328,141

Wing Hang Bank Ltd. (Banks (Major Regional)) ...........    40,000     138,985
                                                                    ----------
                                                                     1,477,173
                                                                    ----------

                                                         SHARES       VALUE
                                                        --------   -----------


INDIA--8.0%
Bharat Petroleum Corporation Ltd.-Dematerialisa
(Oil & Gas (Refining & Marketing)) .....................    58,000  $  229,091

Gas Authority of India Ltd. GDR (Oil & Gas
(Refining & Marketing))(b) .............................    25,000     203,125

ICICI Ltd. (Banks (Major Regional)) ....................    15,900      20,226
ICICI Ltd. ADR (Financial (Diversified)) ...............     6,100      50,874

Videsh Sanchar Nigam Ltd. ADR (Telecommunications
(Long Distance)) .......................................    20,000     240,000
                                                                    ----------
                                                                       743,316
                                                                    ----------
INDONESIA--4.6%
PT Gudang Garam TBK (Tobacco) ..........................   110,000     145,321

PT Unilever Indonesia TBK (Household Products
(Non-Durable)) .........................................   157,500     276,878
                                                                    ----------
                                                                       422,199
                                                                    ----------
MALAYSIA--7.5%
Carlsberg Brewery Malaysia Berhad (Beverages
(Alcoholic)) ...........................................    24,000      60,633

Malaysian Oxygen Berhad (Chemical (Specialty)) .........    95,000     255,008
Public Bank Berhad (Banks (Major Regional)) ............   325,000     225,797
Sime UEP Properties Berhad (Homebuilding) ..............   150,000     150,005
                                                                    ----------
                                                                       691,443
                                                                    ----------


                        See Notes to Financial Statements

PHOENIX-ABERDEEN NEW ASIA FUND

                                                         SHARES       VALUE
                                                        --------   -----------

PHILIPPINES--2.8%
Ayala Land, Inc. (Financial (Diversified)) ............ 1,020,000  $   93,337

Bank of The Philippine Islands (Banks (Major
Regional)) ............................................    75,000      94,541

La Tondena Distillers, Inc. (Beverages (Alcoholic)) ...   138,200      73,554
                                                                   ----------
                                                                      261,432
                                                                   ----------
SINGAPORE--18.8%
City Developments Ltd. (Financial (Diversified)) ......    70,000     238,921

Oversea-Chinese Banking Corp., Ltd. (Banks
(Major Regional)) .....................................    38,000     240,419

Overseas Union Bank Ltd. (Banks (Major Regional)) .....    45,000     234,759
Robinson & Co., Ltd. (Retail (Department Stores)) .....    76,000     185,587
Singapore Airlines Ltd. (Airlines) ....................    50,000     352,416
SMRT Corp., Ltd. (Railroads) ..........................   450,000     198,546
United Overseas Bank Ltd. (Banks (Major Regional)) ....    48,920     285,074
                                                                   ----------
                                                                    1,735,722
                                                                   ----------
SOUTH KOREA--7.6%
H&CB (Banks (Major Regional)) .........................    10,800     242,551

Korea Telecom Corp. (Telecommunications
(Long Distance)) ......................................     7,500     308,563

Pohang Iron & Steel Co., Ltd. (Iron & Steel) ..........     2,250     152,894
                                                                   ----------
                                                                      704,008
                                                                   ----------
SRI LANKA--1.3%
Keells (John) Holdings Ltd. (Foods) ...................   225,000      83,846

National Development Bank Ltd. (Banks (Major
Regional)) ............................................   100,000      36,153
                                                                   ----------
                                                                      119,999
                                                                   ----------
TAIWAN--7.0%
Bank Sinopac (Banks (Major Regional))(b) ..............   605,000     218,504
Fubon Insurance Co. (Insurance (Property-Casualty)) ...   224,000     172,760

Taiwan Cellular Corp (Telecommunications (Cellular/
Wireless))(b) .........................................   122,000     143,948

Taiwan Secom (Services (Commercial & Consumer)) .......   128,700     113,704
                                                                   ----------
                                                                      648,916
                                                                   ----------



                                                         SHARES       VALUE
                                                        --------   -----------

THAILAND--6.2%
Hana Microelectronics Public Co., Ltd. (Electrical
Equipment) .............................................  126,000  $  179,218

Phatra Insurance Public Co., Ltd. (Insurance
(Property-Casualty)) ...................................   73,700     140,309

PTT Exploration and Production Public Co. Ltd.
(Oil & Gas (Exploration & Production)) .................   65,000     163,572

Siam Makro Public Co. (Retail (Food Chains)) ...........   90,000      93,056
                                                                   ----------
                                                                      576,155
                                                                   ----------
UNITED KINGDOM--1.4%
Rowe Evans Investments Group PLC (Agricultural
Products) ..............................................  120,000     130,834

--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $10,054,208)                                       8,530,173
--------------------------------------------------------------------------------


FOREIGN PREFERRED STOCKS--2.6%

SOUTH KOREA--2.6%
Samsung Electronics Co., Ltd. Pfd. (Electronics
(Semiconductors)) ......................................    4,000     240,070

--------------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $343,347)                                            240,070
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--94.9%
(IDENTIFIED COST $10,397,555)                                       8,770,243(a)

Other assets and liabilities, net--5.1%                               474,492
                                                                   ----------
NET ASSETS--100.0%                                                 $9,244,735
                                                                   ==========


(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $726,649 and gross depreciation of $2,620,133 for federal income tax purposes. At July 31, 2001, the aggregate cost of securities for federal income tax purposes was $10,663,727.
(b)  Non-income producing.

                        See Notes to Financial Statements

PHOENIX-ABERDEEN NEW ASIA FUND

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Agricultural Products .................................................   1.5%
Airlines ..............................................................   4.0
Banks (Major Regional) ................................................  23.1
Beverages (Alcoholic) .................................................   4.2
Chemical (Specialty) ..................................................   2.9
Electrical Equipment ..................................................   2.0
Electronics (Semiconductors) ..........................................   2.7
Engineering & Construction ............................................   2.6
Financial (Diversified) ...............................................   4.4
Foods .................................................................   1.0
Homebuilding ..........................................................   1.7
Household Products (Non-Durable) ......................................   3.2
Insurance (Property-Casualty) .........................................   6.1
Iron & Steel ..........................................................   1.7
Manufacturing (Diversified) ...........................................   3.7
Metals Mining .........................................................   1.9
Oil & Gas (Exploration & Production) ..................................   1.9
Oil & Gas (Refining & Marketing) ......................................   4.9
Oil (Domestic Integrated) .............................................   1.9
Railroads .............................................................   4.0
Retail (Department Stores) ............................................   2.1
Retail (Food Chains) ..................................................   1.1
Retail (Specialty-Apparel) ............................................   4.9
Services (Commercial & Consumer) ......................................   1.3
Telecommunications (Cellular/Wireless) ................................   1.6
Telecommunications (Long Distance) ....................................   6.3
Telephone .............................................................   1.6
Tobacco ...............................................................   1.7
                                                                        -----
                                                                          100.0%
                                                                        =====

                        See Notes to Financial Statements

PHOENIX-ABERDEEN NEW ASIA FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                  JULY 31, 2001

ASSETS
Investment securities at value
   (Identified cost $10,397,555)                                   $  8,770,243
Foreign currency at value
   (Identified cost $288,047)                                           286,883
Receivables
   Fund shares sold                                                     225,176
   Investment securities sold                                            59,911
   Receivable from adviser                                               12,260
   Dividends and interest                                                27,141
                                                                   ------------
     Total assets                                                     9,381,614
                                                                   ------------
LIABILITIES
Cash overdraft                                                           35,988
Payables
   Investment securities purchased                                       20,119
   Professional fee                                                      25,113
   Printing fee                                                          16,413
   Custody fee                                                           12,823
   Transfer agent fee                                                     9,536
   Trustees' fee                                                          5,777
   Financial agent fee                                                    3,658
   Distribution fee                                                       3,568
   Administration fee                                                     1,195
Accrued expenses                                                          2,689
                                                                   ------------
     Total liabilities                                                  136,879
                                                                   ------------
NET ASSETS                                                         $  9,244,735
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $ 14,238,815
Undistributed net investment income                                      38,774
Accumulated net realized loss                                        (3,405,664)
Net unrealized depreciation                                          (1,627,190)
                                                                   ------------
NET ASSETS                                                         $  9,244,735
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $6,772,221)                      933,592
Net asset value per share                                                 $7.25
Offering price per share $7.25/(1-5.75%)                                  $7.69
CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $2,472,514)                      347,096
Net asset value and offering price per share                              $7.12




                             STATEMENT OF OPERATIONS
                            YEAR ENDED JULY 31, 2001

INVESTMENT INCOME
Dividends                                                          $   317,781
Interest                                                                16,622
Foreign taxes withheld                                                 (15,158)
                                                                   -----------
     Total investment income                                           319,245
                                                                   -----------
EXPENSES
Investment advisory fee                                                 88,471
Distribution fee, Class A                                               18,949
Distribution fee, Class B                                               28,288
Financial agent fee                                                     44,514
Administration fee                                                      15,612
Custodian                                                               72,177
Transfer agent                                                          52,596
Professional                                                            35,302
Printing                                                                30,094
Registration                                                            23,683
Trustees                                                                18,693
Miscellaneous                                                           11,064
                                                                   -----------
     Total expenses                                                    439,443
     Less expenses borne by investment adviser                        (199,722)
                                                                   -----------
     Net expenses                                                      239,721
                                                                   -----------
NET INVESTMENT INCOME                                                   79,524
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (2,000,577)
Net realized loss on foreign currency transactions                     (17,000)
Net change in unrealized appreciation on investments                   373,218
Net change in unrealized appreciation on foreign
   currency and foreign currency transactions                              441
                                                                   -----------
NET LOSS ON INVESTMENTS                                             (1,643,918)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      $(1,564,394)
                                                                   ===========


                        See Notes to Financial Statements

PHOENIX-ABERDEEN NEW ASIA FUND

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                               Year Ended    Year Ended
                                                                                                 7/31/01       7/31/00
                                                                                              -----------   -----------
FROM OPERATIONS
   Net investment income (loss)                                                               $    79,524   $   192,713
   Net realized gain (loss)                                                                    (2,017,577)    2,034,323
   Net change in unrealized appreciation (depreciation)                                           373,659    (1,559,220)
                                                                                              -----------   -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 (1,564,394)      667,816
                                                                                              -----------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                (162,839)           --
   Net investment income, Class B                                                                 (34,948)           --
                                                                                              -----------   -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                     (197,787)           --
                                                                                              -----------   -----------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (2,912,801 and 1,928,260 shares, respectively)                22,049,067    16,315,574
   Net asset value of shares issued from reinvestment of distributions
     (20,794 and 0 shares, respectively)                                                          158,447            --
   Cost of shares repurchased (3,123,418 and 1,907,249 shares, respectively)                  (23,799,799)  (16,283,370)
                                                                                              -----------   -----------
Total                                                                                          (1,592,285)       32,204
                                                                                              -----------   -----------
CLASS B
   Proceeds from sales of shares (35,957 and 70,377 shares, respectively)                         271,290       608,044
   Net asset value of shares issued from reinvestment of distributions
     (3,315 and 0 shares, respectively)                                                            25,060            --
   Cost of shares repurchased (86,531 and 104,294 shares, respectively)                          (652,366)     (901,309)
                                                                                              -----------   -----------
Total                                                                                            (356,016)     (293,265)
                                                                                              -----------   -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                   (1,948,301)     (261,061)
                                                                                              -----------   -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                                       (3,710,482)      406,755

NET ASSETS
   Beginning of period                                                                         12,955,217    12,548,462
                                                                                              -----------   -----------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
      $38,774 AND $525,950, RESPECTIVELY]                                                     $ 9,244,735   $12,955,217
                                                                                              ===========   ===========

                        See Notes to Financial Statements

PHOENIX-ABERDEEN NEW ASIA FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                         CLASS A
                                              ------------------------------------------------------------
                                                             YEAR ENDED JULY 31,            FROM INCEPTION
                                              ----------------------------------------------   9/4/96 TO
                                               2001         2000          1999        1998      7/31/97

Net asset value, beginning of period          $ 8.58       $ 8.23         $ 5.45     $10.44     $ 10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income(1)                     0.08         0.15           0.07       0.06        0.09(7)
   Net realized and unrealized gain            (1.25)        0.20           2.78      (4.75)       0.41
                                              ------       ------         ------     ------     -------
     TOTAL FROM INVESTMENT OPERATIONS          (1.17)        0.35           2.85      (4.69)       0.50
                                              ------       ------         ------     ------     -------
LESS DISTRIBUTIONS
   Dividends from net investment income        (0.16)          --          (0.01)     (0.10)      (0.06)
   In excess of net investment income             --           --          (0.06)     (0.20)         --
                                              ------       ------         ------     ------     -------
     TOTAL DISTRIBUTIONS                       (0.16)          --          (0.07)     (0.30)      (0.06)
                                              ------       ------         ------     ------     -------
Change in net asset value                      (1.33)        0.35           2.78      (4.99)       0.44
                                              ------       ------         ------     ------     -------
NET ASSET VALUE, END OF PERIOD                $ 7.25       $ 8.58         $ 8.23     $ 5.45     $ 10.44
                                              ======       ======         ======     ======     =======
Total return(2)                               (13.60)%       4.25%         52.94%    (45.29)%      4.98%(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $6,772       $9,638         $9,068     $6,352      13,355

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(5)                        2.10%        2.10%          2.10%      2.10 %      2.10%(3)
   Net investment income                        0.97%        1.63%          1.03%      0.89 %      0.95%(3)
Portfolio turnover                                58%          67%            38%        44 %         9%(4)


                                                                         CLASS B
                                              ------------------------------------------------------------
                                                             YEAR ENDED JULY 31,            FROM INCEPTION
                                              ----------------------------------------------   9/4/96 TO
                                               2001         2000          1999        1998      7/31/97
Net asset value, beginning of period          $ 8.41       $ 8.13         $ 5.40     $10.39     $ 10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income(1)                     0.02         0.08           0.02       0.01        0.01(7)
   Net realized and unrealized gain            (1.22)        0.20           2.75      (4.73)       0.43
                                              ------       ------         ------     ------     -------
     TOTAL FROM INVESTMENT OPERATIONS          (1.20)        0.28           2.77      (4.72)       0.44
                                              ------       ------         ------     ------     -------
LESS DISTRIBUTIONS
   Dividends from net investment income        (0.09)          --             --      (0.09)      (0.05)
   In excess of net investment income             --           --          (0.04)     (0.18)         --
                                              ------       ------         ------     ------     -------
     TOTAL DISTRIBUTIONS                       (0.09)          --          (0.04)     (0.27)      (0.05)
                                              ------       ------         ------     ------     -------
Change in net asset value                      (1.29)        0.28           2.73      (4.99)       0.39
                                              ------       ------         ------     ------     -------
NET ASSET VALUE, END OF PERIOD                $ 7.12       $ 8.41         $ 8.13     $ 5.40     $ 10.39
                                              ======       ======         ======     ======     =======
Total return(2)                               (14.17)%       3.44%         51.68%    (45.83)%      4.37%(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $2,473       $3,317         $3,481     $2,756     $ 6,416

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(6)                        2.85%        2.85%          2.85%      2.85 %      2.85%(3)
   Net investment income                        0.21%        0.83%          0.30%      0.18 %      0.06%(3)
Portfolio turnover                                58%          67%            38%        44 %         9%(4)

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized.
(4) Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 4.02%, 3.41%, 3.20%, 3.52% and 3.76% for the periods ending July 31, 2001, 2000,
    1999, 1998 and 1997, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 4.78%, 4.15%, 3.95%, 4.27% and 4.51% for the periods ending July 31, 2001, 2000,
    1999, 1998 and 1997, respectively.
(7) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                        See Notes to Financial Statements

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2001


1. SIGNIFICANT ACCOUNTING POLICIES

   Phoenix-Aberdeen Series Fund (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose shares are offered in two separate Funds. Each Fund has distinct investment objectives.

   The Global Small Cap Fund seeks as its investment objective long-term capital appreciation through investing in a globally diversified portfolio of equity securities of small and medium sized companies. The New Asia Fund seeks as its investment objective long-term capital appreciation through investing in equity securities of issuers located in at least three different countries throughout Asia other than Japan.

   Each Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Trust is notified. Interest income is recorded on the accrual basis. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

   Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of nontaxable dividends, foreign currency gain/loss, Passive Foreign Investment Companies, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

   Each Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2001 (CONTINUED)

marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At July 31, 2001, the Funds had no forward currency contracts.

G. EXPENSES:

   Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

H. REPURCHASE AGREEMENTS:

   A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. It the seller defaults and the value of the collateral declines, or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited. At July 31, 2001, the Funds had no repurchase agreements.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY
   TRANSACTIONS

   Phoenix-Aberdeen International Advisors, LLC ("PAIA" or the "Adviser") serves as the investment adviser to the Trust. PAIA is a joint venture between PM Holdings, Inc., a direct subsidiary of Phoenix Life Insurance Company ("PLIC'), and Aberdeen Fund Managers, Inc. ("Aberdeen"), a wholly-owned subsidiary of Aberdeen Asset Management PLC, of which The Phoenix Companies, Inc. ("TPC") owns approximately 20%.

   PAIA is entitled to a fee at an annual rate of 0.85% of the average daily net assets of each Fund. Pursuant to sub-advisory agreements, the Adviser delegates certain investment decisions and functions to other entities. Phoenix Investment Counsel, Inc. ("PIC"), an indirect, wholly-owned subsidiary of TPC, receives a fee at an annual rate of 0.15% of the average aggregate daily net assets of each Fund from PAIA for providing cash management and other services, as needed. In addition, PAIA allocates certain assets of the Global Small Cap Fund for management by PIC. PAIA pays a sub-advisory fee to PIC at an annual rate of 0.40% of the average daily net assets of the Global Small Cap Fund so allocated. PAIA also pays a sub-advisory fee to Aberdeen at an annual rate of 0.40% of the average net assets of the Global Small Cap Fund and 0.40% of the average net assets of the New Asia Fund allocated to Aberdeen by the Adviser for management.

   The Adviser has agreed to reimburse the Global Small Cap Fund and the New Asia Fund to the extent that other operating expenses (excluding advisory fees, distribution fees, interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 1.00% of the average daily net assets for Class A and Class B shares for each Fund.

   Phoenix Equity Planning Corporation ("PEPCO" or the "Distributor"), an indirect wholly-owned subsidiary of TPC, which serves as the national distributor of the Trust's shares, has advised the Trust that it retained net selling commissions of $9,750 for Class A shares and deferred sales charges of $27,652 for Class B shares for the year ended July 31, 2001. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares applied to the average daily net assets of each Fund. The Distributor has advised the Trust that of the total amount expensed for the year ended July 31, 2001, $135,851 was retained by the Distributor, $53,242 was paid out to unaffiliated participants and $9,737 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of TPC.

   As Financial Agent to the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of the subagent's performance. For the year ended July 31, 2001, financial agent fees were $104,988 of which PEPCO received $72,000. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Trust. Certain minimums and waivers may apply. As Administrator for the Trust, Phoenix Investment Partners Ltd., a wholly-owned subsidiary of TPC, receives a fee at an annual rate of 0.15% of the average daily net assets of each Fund for administrative services.

   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended July 31, 2001, transfer agent fees were $125,342 of which PEPCO retained $9,628 which is net of fees paid to State Street.

   At July 31, 2001, PLIC and its affiliates held Trust shares which aggregated the following:

                                                  Aggregate
                                                  Net Asset
                                      Shares        Value
                                    ----------   ------------
Global Small Cap Fund, Class A ....   506,668     $4,737,346
New Asia Fund, Class A ............   136,905        992,561

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2001 (CONTINUED)


3. PURCHASE AND SALE OF SECURITIES

   Purchases and sales of securities during the year ended July 31, 2001 (excluding U.S. Government and agency securities, short-term securities, and forward currency contracts) aggregated the following:

                                   Purchases      Sales
                                 -----------  ------------
Global Small Cap Fund .........  $34,618,517  $38,387,391
New Asia Fund .................    5,827,439    7,730,038

   There were no purchases or sales of long-term U.S. Government and agency securities during the year ended July 31, 2001.

4. CREDIT RISK

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

5. CAPITAL LOSS CARRYOVERS

   At July 31, 2001, the New Asia Fund had a capital loss carryover of $2,285,924, of which $1,281,054 expires in 2007 and $1,004,870 expires in 2009.
This may be used to offset future capital gains.

   Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended July 31, 2001, the Global Small Cap Fund and the New Asia Fund had capital losses deferred in the amounts of $561,827 and $853,568, respectively, and foreign currency losses deferred in the amounts of $3,327 and $13,883, respectively.

   For the year ended July 31, 2001, the Global Small Cap Fund and the New Asia Fund utilized foreign currency losses deferred in the prior year in the amount of $6,008 and $21,836, respectively.

6. RECLASSIFICATION OF CAPITAL ACCOUNTS

   In accordance with accounting pronouncements, the Trust have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Trust and are designed generally to present undistributed net income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of July 31, 2001, the Trust recorded the following reclassifications to increase (decrease) the accounts listed below:
                                                        Capital paid
                         Undistributed   Accumulated    in on shares
                        net investment   net realized   of beneficial
                         income (loss)    gain (loss)      interest
                        --------------   ------------    ------------
Global Small Cap Fund ..  $ 290,236       $(290,235)        $ (1)
New Asia Fund ..........   (368,913)        368,913           --


--------------------------------------------------------------------------------
                       TAX INFORMATION NOTICE (UNAUDITED)

   For the year ended July 31, 2001, the Global Small Cap Fund distributed $1,922,801 of long-term capital gain dividends.
--------------------------------------------------------------------------------




   This report is not authorized for distribution to prospective investors in the Phoenix-Aberdeen Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

[GRAPHIC OMITTED]
PricewaterhouseCoopers logo

To the Board of Trustees and Shareholders of Phoenix-Aberdeen Series Fund



      In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Aberdeen Global Small Cap Fund and Phoenix-Aberdeen New Asia Fund (constituting the Phoenix-Aberdeen Series Fund, hereafter referred to as the "Trust") at July 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

/S/PricewaterhouseCoopers LLP

Boston, Massachusetts
September 12, 2001

                          PHOENIX ABERDEEN SERIES FUND

                            PART C--OTHER INFORMATION

ITEM 23.  EXHIBITS:

    a. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via Edgar with Post-Effective Amendment No. 7 on November 30, 2000 and incorporated herein by reference.

    b. Bylaws of the Registrant filed via Edgar with Post-Effective Amendment No. 7 on November 30, 2000 and incorporated herein by reference.


    c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.

    d.1 Investment Advisory between Registrant and Phoenix-Aberdeen International Advisors, LLC filed via EDGAR as Exhibit 5.1 with the Registration Statement on June 24, 1996 and incorporated herein by reference.

    d.2 Sub-Investment Advisory Agreement between Phoenix-Aberdeen International Advisors, LLC and Phoenix Investment Counsel, Inc. filed via Edgar as Exhibit 5.2 with Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference.

    d.3 Sub-Investment Advisory Agreement between Phoenix-Aberdeen International Advisors, LLC and Aberdeen Fund Managers, Inc. filed via Edgar as Exhibit 5.3 with Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference.

    e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation, dated November 19, 1997, filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

    e.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed via EDGAR as Exhibit 6.2 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

    e.3 Form of Supplement to Phoenix Family of Funds Sales Agreement filed via EDGAR as Exhibit 6.3 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

    e.4 Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR as Exhibit 6.4 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

    f.   None

    g. Custodian Contract between Registrant and Brown Brothers Harriman & Co. filed via EDGAR as Exhibit 8 with Pre-Effective Amendment No. 1 on August 27, 1996, incorporated herein by reference.

    h.1 Administration Agreement between Registrant and Phoenix Investment Partners, Ltd., filed via Edgar as Exhibit 9.1 with Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference.

    h.2 Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated December 11, 1996 filed via Edgar as Exhibit
         9.2 with Post-Effective Amendment No. 1 on March 31, 1997 and incorporated herein by reference.

    h.3 Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation filed via Edgar as Exhibit 9.3 with the Registration Statement on June 24, 1996 and incorporated herein by reference.

    h.4 Sub-Transfer Agent Agreement between Phoenix Equity Planning Corporation and State Street Bank and Trust Company filed via EDGAR as
         Exhibit 9.4 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

    h.5 First Amendment to Financial Agent Agreement dated March 23, 1998 filed via Edgar as Exhibit 9.5 with Post-effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.


    i. Opinion and consent of Counsel filed via Edgar with Post-Effective Amendment No. 7 on November 30, 2000 and incorporated herein by reference.

    j.* Consent of Accountants filed via Edgar with Post-Effective Amendment No. 7 on November 30, 2000 and incorporated herein by reference.


    k.   None

    l. Initial Capitalization Agreement filed via Edgar as Exhibit 13 with Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference.

    m.1 Class A Shares Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed via EDGAR as
         Exhibit 15.1 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.


    m.2 Class B Shares Distribution Plan filed via EDGAR with Post-Effective Amendment No. 7 on November 30, 2000 and incorporated herein by reference.


    n.   Financial Data Schedule.


    o.1 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, effective August 1, 1999, filed via EDGAR with Post-Effective Amendment No. 7 on November 30, 2000 and incorporated herein by reference.

    o.2 First Amendment to the Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, dated February 24, 2000, filed via EDGAR with Post-Effective Amendment No. 7 on November 30, 2000 and incorporated herein by reference.

    p.* Code of Ethics of the Fund, its Adviser, subadvisers and Distributor filed via EDGAR herewith.


    q.1. Power of Attorney for Mr. Roth filed via Edgar with Post-Effective Amendment No. 4 on September 27, 1999 and incorporated herein by reference.


    q.2* Power of Attorney for Ms. McNamara filed via EDGAR herewith.

    q.3 Powers of Attorney for Ms. Curtiss and all other Trustees filed via EDGAR as Exhibit q.2 with Post-Effective Amendment No. 6 on September 8, 2000 and incorporated herein by reference.


---------------------
*Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.
   None.

ITEM 25. INDEMNIFICATION.
   The Agreement and Declaration of Trust dated August 17, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement of certain losses.

   Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
   See "Management of the Fund" in the Prospectus for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-52167) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER.
   (a) PEPCO also serves as the principal underwriter for the following other investment companies:


        Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Euclid Funds, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix-Zweig Trust, Phoenix Life Variable Universal Life Account, Phoenix Home Variable Accumulation

        Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.

   (b)  Directors and executive officers of PEPCO are as follows:

NAME AND                                              POSITIONS AND OFFICES                        POSITIONS AND OFFICES
PRINCIPAL ADDRESS                                     WITH DISTRIBUTOR                             WITH REGISTRANT
-----------------                                     ----------------                             ---------------
Michael E. Haylon                                     Director                                     Executive Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin                                  Director and Chairman                        Trustee and President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480


William R. Moyer                                      Director, Executive Vice President,          Executive Vice President
56 Prospect Street                                    Chief Financial Officer and Treasurer
P.O. Box 150480
Hartford, CT 06115-0480


John F. Sharry                                        President,                                   Executive Vice President
56 Prospect Street                                    Retail Distribution
P.O. Box 150480
Hartford, CT 06115-0480


G. Jeffrey Bohne                                      Senior Vice President,                       Secretary
101 Munson Street                                     Mutual Fund
Greenfield, MA 01302-0810                             Customer Service


Robert Driessen                                       Vice President, Compliance                   Vice President and
56 Prospect Street                                                                                 Assistant Secretary
P.O. Box 150480
Hartford, CT 06115-0480


Jacqueline Porter                                     Assistant Vice President,                    Assistant Treasurer
56 Prospect Street                                    Mutual Fund Fax
P.O. Box 150480
Hartford, CT 06115-0480


   (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by each principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.
   All accounts, books and other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant located at 56 Prospect Street, Hartford, CT 06115, or its investment adviser, Phoenix-Aberdeen International Advisors, LLC. One American Row, Hartford, CT 06102, or the custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109. All such accounts, books and other documents required to be maintained by the principal underwriter will be maintained at Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.

ITEM 29. MANAGEMENT SERVICES.
   None.

ITEM 30. UNDERTAKINGS.
   None.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford and State of Connecticut on the 28th day of November, 2001.


                                       PHOENIX-ABERDEEN SERIES FUND


ATTEST: /S/ NANCY ENGBERG                   BY: /S/ PHILIP R. MCLOUGHLIN
       -----------------------------            --------------------------------
            NANCY ENGBERG                           PHILIP R. MCLOUGHLIN
            ASSISTANT SECRETARY                     PRESIDENT

   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 28th day of November, 2001.


                     SIGNATURE                        TITLE
                     ---------                        -----
                                                      Trustee
       ---------------------------------------
       Robert Chesek*

                                                      Trustee
       ---------------------------------------
       E. Virgil Conway*

       /s/ Nancy G. Curtiss                           Treasurer (principal
       ---------------------------------------        financial and accounting
       Nancy G. Curtiss                               officer)


                                                      Trustee
       ---------------------------------------
       Harry Dalzell-Payne*

                                                      Trustee
       ---------------------------------------
       Francis E. Jeffries*

                                                      Trustee
       ---------------------------------------
       Leroy Keith, Jr.*


       /s/ Philip R. McLoughlin                       President and Director
       ---------------------------------------
       Philip R. McLoughlin


                                                      Trustee
       ---------------------------------------
       Geraldine M. McNamara*


                                                      Trustee
       ---------------------------------------
       Everett L. Morris*

                                                      Trustee
       ---------------------------------------
       James M. Oates*

                                                      Trustee
       ---------------------------------------
       Herbert Roth, Jr.*

                                                      Trustee
       ---------------------------------------
       Richard E. Segerson*

                                                      Trustee
       ---------------------------------------
       Lowell P. Weicker, Jr.*


*By /s/ Philip R. McLoughlin
    ---------------------------------------
*   Philip R. McLoughlin pursuant to powers of attorney.

                                       S-1